WORLD CLASS
INSTITUTIONAL
ASSET MANAGEMENT
AT A PERSONAL LEVEL

------------------------------
NOT FDIC     May Lose Value
INSURED      No Bank Guarantee
------------------------------

BLACKROCK
CLOSED-END FUNDS

ANNUAL REPORT

October 31, 2002


BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST
BLACKROCK MUNICIPAL INCOME TRUST
BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
BLACKROCK FLORIDA INVESTMENT QUALITY  MUNICIPAL TRUST
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST


[LOGO]

                                TABLE OF CONTENTS

Letter to Shareholders ......................................................  1
Portfolio Managers' Report ..................................................  2
Trust Summaries .............................................................  6
Portfolios of Investments ................................................... 16
Financial Statements
   Statements of Assets and Liabilities ..................................... 34
   Statements of Operations ................................................. 36
   Statements of Changes in Net Assets ...................................... 38
Financial Highlights ........................................................ 42
Notes to Financial Statements ............................................... 52
Independent Auditors' Report ................................................ 57
Directors/Trustees Information .............................................. 58
Dividend Reinvestment Plans ................................................. 60
Investment Summaries ........................................................ 61
Additional Information ...................................................... 67
Glossary .................................................................... 67

                        PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

                             LETTER TO SHAREHOLDERS

                                                               November 30, 2002

Dear Shareholder:

      We are pleased to report that during the fiscal year, the Trusts continued to provide tax-free monthly income, as well as the opportunity to invest in various diversified portfolios of municipal bond securities.

      The Trusts are actively managed, which means that the management team is continuously monitoring the municipal bond market and adjusting the portfolios to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trusts to move among different sectors, credits and coupons to capitalize on changing market conditions.

      During the year, the municipal market showed strength as large numbers of individual investors, concerned about the economic environment, volatility in the stock market and the relatively low rates paid by CDs and money market instruments, pursued opportunities in municipal bonds. For the year ended October 31, 2002, the LEHMAN MUNICIPAL BOND INDEX(1) had a total return of 5.87%.

      The following table shows the Trusts' yields, tax-equivalent yields (based on the maximum Federal tax rate of 38.6%), closing market prices per share and net asset values ("NAV") per share as of October 31, 2002.

                                                                                    TAX-
                                                                                 EQUIVALENT     MARKET
                        TRUST                                          YIELD(2)    YIELD(2)      PRICE    NAV
----------------------------------------------------------------------------------------------------------------
 BlackRock Investment Quality Municipal Trust (BKN)                      6.45%      10.50%     $13.48    $15.19
----------------------------------------------------------------------------------------------------------------
 BlackRock Municipal Income Trust (BFK)                                  6.97       11.35       13.46     13.33
----------------------------------------------------------------------------------------------------------------
 BlackRock California Investment Quality Municipal Trust (RAA)           6.13        9.98       13.38     14.81
----------------------------------------------------------------------------------------------------------------
 BlackRock California Municipal Income Trust (BFZ)                       6.76       11.01       13.09     14.16
----------------------------------------------------------------------------------------------------------------
 BlackRock Florida Investment Quality Municipal Trust (RFA)              5.69        9.27       14.50     15.65
----------------------------------------------------------------------------------------------------------------
 BlackRock Florida Municipal Income Trust (BBF)                          6.47       10.54       13.65     14.57
----------------------------------------------------------------------------------------------------------------
 BlackRock New Jersey Investment Quality Municipal Trust (RNJ)           5.95        9.69       13.30     14.64
----------------------------------------------------------------------------------------------------------------
 BlackRock New Jersey Municipal Income Trust (BNJ)                       6.38       10.39       13.64     14.29
----------------------------------------------------------------------------------------------------------------
 BlackRock New York Investment Quality Municipal Trust (RNY)             6.09        9.92       14.40     15.47
----------------------------------------------------------------------------------------------------------------
 BlackRock New York Municipal Income Trust (BNY)                         6.54       10.65       13.42     14.47
----------------------------------------------------------------------------------------------------------------

      BlackRock, Inc. ("BlackRock"), a world leader in fixed income management, has a proven commitment to the municipal market. As of September 30, 2002, BlackRock managed approximately $13 billion in municipal bonds including six open-end and 31 closed-end municipal bond funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as the world's largest institutional investors. BlackRock Advisors, Inc., which manages the Trusts, is a wholly owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the year, a review of the strategy used by your Trusts' managers, the Trusts' audited financial statements and a listing of each of the portfolios' holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,

/s/ LAURENCE D. FINK                       /s/ RALPH L. SCHLOSSTEIN
-----------------------                    ------------------------
Laurence D. Fink                           Ralph L. Schlosstein
Chief Executive Officer                    President
BlackRock Advisors, Inc.                   BlackRock Advisors, Inc.

----------
(1) The LEHMAN MUNICIPAL BOND INDEX is designed to measure the performance of the investment grade long-term tax-exempt bond market. The index is unmanaged and cannot be purchased directly.

(2) Yields are based on market price. Tax-equivalent yield assumes the maximum Federal tax rate of 38.6%.

                           PORTFOLIO MANAGERS' REPORT

                                                               November 30, 2002

Dear Shareholder:

     We are pleased to present the audited annual report for the following BlackRock closed-end municipal Trusts:

--------------------------------------------------------------------------------
                                                                     PRIMARY
                       TRUST                                        EXCHANGE
--------------------------------------------------------------------------------
  BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST (BKN)                  NYSE
--------------------------------------------------------------------------------
  BLACKROCK MUNICIPAL INCOME TRUST (BFK)                              NYSE
--------------------------------------------------------------------------------
  BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST (RAA)       AMEX
--------------------------------------------------------------------------------
  BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST (BFZ)                   NYSE
--------------------------------------------------------------------------------
  BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST (RFA)          AMEX
--------------------------------------------------------------------------------
  BLACKROCK FLORIDA MUNICIPAL INCOME TRUST (BBF)                      NYSE
--------------------------------------------------------------------------------
  BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST (RNJ)       AMEX
--------------------------------------------------------------------------------
  BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (BNJ)                   NYSE
--------------------------------------------------------------------------------
  BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST (RNY)         AMEX
--------------------------------------------------------------------------------
  BLACKROCK NEW YORK MUNICIPAL INCOME TRUST (BNY)                     NYSE
--------------------------------------------------------------------------------

     The annual report reviews the Trusts' market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the 12-month period ended October 31, 2002.

THE FIXED INCOME MARKETS

     Fixed income markets displayed considerable vigor during the fiscal year. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, returned 5.89%. The Index returned an even more impressive 8.05% year-to-date, despite giving back some gains in October, when the equity markets posted one of the strongest monthly gains in 15 years.

     Over the period (the Trusts' fiscal year), several high profile corporate credit scandals, ongoing economic weakness, as well as continued geopolitical issues, most notably concerns over the possible war in the Middle East and the ongoing threats of terrorism, weighed on the markets. Accordingly, the bond market priced in various scenarios of potential action by the Federal Reserve (the "Fed"). These expectations ranged from a tightening of up to 175 basis points ("bps") by the end of 2002, to the conviction that the Fed's next move would be yet another easing. Indeed, a week after the conclusion of the fiscal year, the Federal Open Market Committee ("FOMC") elected to further reduce interest rates by 50 bps. In their decision, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment".

     Uncertainty and volatility remain the primary themes in the U.S. markets, as the underlying economic data appears inconclusive of either a sustainable market recovery or a "double-dip" scenario. Many fundamental economic factors began the period with optimistic readings, but more recent data point towards an economic recovery that is far from certain. GDP growth began the first quarter of 2002 on a strong note (+5.0%), as inventory rebuilding was a major contributor. However, the barometer of the nation's total output of goods and services has noticeably dropped off since then. GDP growth rose marginally during the third quarter of 2002 and has lagged expectations over the past two quarters. In addition, manufacturing data, as measured by the Institute of Supply Managers Index, indicates that business confidence is weak and the prospects for growth remain sluggish. Consumer confidence, which remained strong through the summer months and reached historical highs, also significantly declined and stood at a nine-year low by the end of the period. The Consumer Confidence measure, which has suffered five consecutive months of declining numbers, suggests concern regarding the strength of the highly leveraged consumer. Job growth advanced from the initial drop-off seen post-September 11th, but remained mostly flat during the year. Jobless claims are also a noticeable source of interest as the unemployment rate peaked at 6% in April and remains at elevated levels. The U.S. trade balance is another topic of concern and the dollar has come under pressure, owing in part to a widening gap in the trade deficit. Some encouraging data has surfaced during the period, most notably in the form of housing starts. Spurred on by historically low interest rates, new residential home building has persevered. Also, the Consumer Price Index has continued to emerge with statistics suggestive of a benign inflationary environment. Although this alleviated the impetus for the Fed to raise interest rates during the period, concern has surfaced surrounding a possible deflationary atmosphere. Indeed, with the conflicting and often negative economic data offered towards the end of the period, the markets had positioned themselves in anticipation of the next move by the FOMC to be their 12th consecutive rate reduction of the current easing cycle.

     The uncertainty in the overall marketplace was evidenced by volatility in the Treasury market over the fiscal year. As we entered the period, the market was positioned for aggressive Federal Reserve easing. Expectations of a prolonged economic slowdown caused the yield curve to reach its steepest level in almost a decade. The market then reversed its expectations amid signs of an improving economy. As a result, Treasury bonds suffered, leading to a drop in prices and a corresponding rise in yields. When the prospects of a near-term economic recovery faded over the second half of the period, Treasuries rallied strongly. Year-to-date, the Treasury market returned 10.05%, as measured by the LEHMAN TREASURY INDEX. Yields of short and intermediate maturities, specifically in the two- to five-year range, have declined faster than those of longer maturity issues due to risk aversion and expectations for short-term rates to fall. However, rates have fallen across the curve in 2002 and the 10-year yield touched 3.5%, a low not seen since the early 1960s. The equity market rally in early October pushed yields back up and the 10-year note finished the period just under 4.0%. Over the final month of the fiscal year, volatility continued to remain high in the Treasury market given the apparent willingness of investors to assume more risk. As of October 31, 2002, the 10-year Treasury was yielding 3.89% versus 4.23% a year earlier.

     In the final two months of 2001, municipals experienced a sell-off due in part to heavy new issuance and a decline in demand as investors sought exposure to cyclical equity stocks in anticipation of a near-term economic recovery. However, this recovery did not materialize and the municipal market was one of the top-performing fixed income asset classes throughout the first three quarters of 2002. Municipals, as measured by the LEHMAN MUNICIPAL INDEX, posted strong returns over the fiscal year, returning 5.87%. Demand remained robust for municipal bonds from both retail and institutional investors as a result of the high taxable-equivalent income offered by these securities. A remarkable aspect of the strong performance by the municipal market is that it occurred during a period of record bond issuance. Through the first ten months in 2002, new issue supply totaled approximately $290 billion, a pace that, if continued, will bring total 2002 issuance to over $320 billion, an all-time record (the previous record is $292 billion in 1993). Despite strong performance through the first nine months of 2002, October brought instability to the fixed income markets in general. For municipals, continued heavy supply from issuers looking to take advantage of 40 year lows in rates and a corresponding rally in the equity markets caused demand from retail investors to somewhat taper off, putting pressure on performance. Although performance in all fixed income sectors suffered in October, municipals posted strong returns over the entire period.

CALIFORNIA

     California is the nation's most populous state with nearly 34 million residents spread over its 163,707 square miles. This massive population supports the world's sixth largest economy, which produces a $1.3 trillion annual economic output. The state's vast economy turned sluggish in January 2001 and job growth has remained relatively stagnant. Year over year, through September 2002, California has added approximately 10,000 jobs. The September jobless rate was 6.3%, lower than June's peak (6.5%) but significantly higher than September 2001's 5.4% rate. This indicates that even more people are seeking employment than they were a year ago. In contrast, housing prices, spurred by low mortgage rates, continue to advance at a double digit pace (+18% in August) and the median single-family home price is now $334,100 (August 2002). California's General Fund revenues increased 48% between 1997-2001 while spending grew at a slower 41% during the same time frame. This spread enabled the state to accumulate a $7 billion surplus in the fiscal year ("FY") 2001. More recently, the slower economy depressed revenue returns and the state ended FY2002 with revenues approximately 1% less than projected in the May budget revision. The state's structural imbalance will grow if revenues do not meet projections. This was evidenced by the 2003 budget, which had to close a gap in excess of $23 billion. Revenue enhancements and expenditure cuts were used to accomplish this feat. Last spring, the state's General Fund came under additional stress due to the $6.2 billion loan to the Department of Water Resources in 2001 to pay for power purchases. The state will be reimbursed in mid-November from the proceeds of its $11.9 billion California Department of Water Resources Power bond sale. In June 2002, the state sold $7.5 billion of revenue anticipation warrants ("RAWs") and in October 2002, California sold $12.5 billion revenue anticipation notes ("RANs") to meet cash needs. On a positive note, year-to-date through September, General Fund revenues are only slightly under projected levels. Unless the economy shows considerable improvement, California will have to address the significant structural imbalance looming ahead. However, from the bondholder's perspective, California's large and diverse economy provides sufficient security, confirmed by Moody's and S&P's A1/A+ credit ratings.

FLORIDA

     The state of Florida's historically strong financial position reflects prudent fiscal management combined with a solid and diversified economy. In fact, Florida's $472.1 billion total economic output (in 2000) makes it the nation's fourth largest state economy. The state's strong fiscal management is reflected in its maintenance of its annual General Fund balances vis-a-vis revenues (approximately 2.2% in 2002). This financial cushion provides additional security to both the state and its bondholders. During the recent economic expansion, Florida built up its budget stabilization fund to nearly $1 billion. Thus far, the state government has met the challenges of declining revenues due to the recession and the manifestations of the September 11th terrorist attacks. Specifically, the state's Revenue Estimating Conference lowered its income expectations, and reduced expenditures, in response to the sharp decline in tourism that significantly impacted Florida's economy and revenues. Sales tax receipts are the General Fund's major revenue source (73% in 2001) with tourism generating much of this income. The revenue revisions were accurate and the state expects to end FY2002 with a small surplus. Further evidence of appropriate, prudent revenue forecasting is that current revenue receipts (through September 2002) are nearly 103% of the March revisions. Florida residents' growing needs for Medicaid (2000 and 2001 combined increase was +22%) and education continue to add pressure to the $50.4 billion budget for FY2003. Florida's policy is to maintain a manageable debt burden while continuing to use bonds to meet capital expenses. Florida's population increased at a 1.8% average annual rate between 1990-2000 to over 16 million residents. This compares to an average increase of 1% for the U.S. overall. Net migration into Florida accounted for 85% of its growth with approximately one-third of the new residents coming from foreign countries. By 2000, elderly residents accounted for 17.5% of the state's population. Although economists anticipate slower future growth, Florida's population expansion is expected to continue to exceed that of the nation. The state's economy is anchored by tourism, manufacturing and agriculture. Job creation is increasing slightly (less than 1%) since September 2001. The 5.1% unemployment rate (September 2002) is just above that of a year ago (5.0%) and significantly below the national average (5.7% in October 2002). Trade and services, the major employment sectors, have remained flat. The September 11th terrorist attacks significantly impacted Florida's heavily tourism dependent economy causing declines in air traffic, the hotel industry, and amusement and recreation activities. Manufacturing jobs continue to decline (4% year-over-year) and represent only 6.2% of Florida's employment, which is approximately one-half the national level. The construction industry is becoming less important as the state's economy diversifies. The state's large economy combined with its conservative fiscal policy, merit its Aa2/AA+ ratings by Moody's and S&P.

NEW JERSEY

     New Jersey's strong and diversified workforce supports the eighth largest economy in the U.S. The economic expansion over the past decade fueled the state's dramatic increase in per capita disposable personal income to become the highest in the nation. However, New Jersey's economy was directly shaken by last fall's terrorist attacks. The ramifications of that event, combined with the recession and the downturn on Wall Street, have pressured the labor market and resulted in nearly stagnant job growth (less than 1% year-over-year). Reflecting this, the September 2002 unemployment rate increased to 5.3%, significantly higher than the 4.5% rate a year earlier. The manufacturing sector has notably contributed to the decline in employment. Until recently, New Jersey was able to rely on its strong and growing economy to support annual spending increases. This increasing prosperity, between 1993-2000, enabled New Jersey to afford income, business, and corporate tax reductions and still maintain a year-end operating surplus with reserve funds in excess of $1 billion (2001). In contrast, FY2002 saw significant declines in tax receipts and New Jersey chose to use all of its reserve funds to plug a deficit in excess of 12% of General Fund revenues. The state's debt burden remains manageable despite the 71% increase in appropriation bonds over the past five years. New Jersey's debt ratings (Aa2/AA) were downgraded in 2002, reflecting its slowing economy.

NEW YORK

     Prudent, proactive and responsive fiscal management combined with sufficient reserve funds helped cushion the impact of the recession and the September 11th terrorist attacks on New York State's fiscal well-being. After September 11th, economic growth in New York ceased and the unemployment rate grew to a peak of 6.2% (May 2002), thereafter declining monthly to 5.6% (September 2002). Year-over-year statewide employment has increased less than 1% and remains below its June 2000 high of over 8.5 million jobs. The state benefits from a broad and diverse economic base and a substantial foundation of wealth and resources. However, the terrorist attacks, the recession and the drop in Wall Street employment and profits have had a definite, negative impact on the state's budget. New York used the FY2001 surplus ($1.6 billion) to meet its budgetary needs in FY2002, thus diminishing the state's fiscal flexibility. This year, the budget is faced with challenges in maintaining balanced operations as tax receipts are coming in below anticipated amounts. The FY2003 budget was produced in a timely manner, which helped to maintain New York State's AA rating from S&P. The state's fiscal health is directly linked to that of New York City. The recession, the destruction of the World Trade Center and the devastation to lower Manhattan has most definitely impacted the city's business structure. In September 2001, New York City lost 83,100 jobs and the unemployment rate grew to 7.9% in July 2002 before decreasing to 7.1% in September. Private sector jobs began to show the first indications of growth this past spring and the city's employment has increased slowly since March. The city's administration ended FY2002 in balance, with a small surplus, and closed a $4 billion budget gap for FY2003. This fiscal year and the next one present New York City with additional challenges, as tax revenues are not meeting projections. Revenue uncertainty and the potential for imminent structural imbalance prompted Moody's to change their outlook on New York City's A2 bond rating to "negative".

THE TRUSTS' PORTFOLIOS AND INVESTMENT STRATEGIES

     The Trusts' portfolios are actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trusts to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, each of the Trusts in this report may employ leverage to enhance their income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues which typically have higher yields. The degree to which the Trusts can benefit from their use of leverage may affect their ability to pay high monthly income.

     The table below summarizes the approximate amount of leverage, as a percentage of managed assets, for each Trust at October 31, 2002.

-------------------------------------------------------------------------
                                 TRUST LEVERAGE
-------------------------------------------------------------------------
BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST (BKN)                    37%
-------------------------------------------------------------------------
BLACKROCK MUNICIPAL INCOME TRUST (BFK)                                39
-------------------------------------------------------------------------
BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST (RAA)         33
-------------------------------------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST (BFZ)                     38
-------------------------------------------------------------------------
BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST (RFA)            33
-------------------------------------------------------------------------
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST (BBF)                        37
-------------------------------------------------------------------------
BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST (RNJ)         34
-------------------------------------------------------------------------
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST (BNJ)                     38
-------------------------------------------------------------------------
BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST (RNY)           33
-------------------------------------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST (BNY)                       38
-------------------------------------------------------------------------

     We look forward to continuing to manage BlackRock's municipal closed-end funds to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the BlackRock municipal closed-end funds. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,

/s/ ROBERT S. KAPITO                     /s/ KEVIN M. KLINGERT
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BKN
--------------------------------------------------------------------------------
Initial Offering Date:                                         February 19, 1993
--------------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                                $13.48
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                     $15.19
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.48):(1)             6.45%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                   $ 0.0725
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)                $ 0.8700
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

-------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.48        $13.73         (1.82)%        $14.54        $13.01
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $15.19        $15.19          0.00%         $15.70        $14.65
-------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
SECTOR                                  OCTOBER 31, 2002        OCTOBER 31, 2001
--------------------------------------------------------------------------------
Transportation                                15%                      19%
--------------------------------------------------------------------------------
Education                                     14                       14
--------------------------------------------------------------------------------
Industrial & Pollution Control                12                       12
--------------------------------------------------------------------------------
Hospital                                      10                       12
--------------------------------------------------------------------------------
City, County & State                           9                       12
--------------------------------------------------------------------------------
Lease Revenue                                  9                        8
--------------------------------------------------------------------------------
Power                                          7                        7
--------------------------------------------------------------------------------
Tobacco                                        6                       --
--------------------------------------------------------------------------------
Tax Revenue                                    5                        4
--------------------------------------------------------------------------------
Housing                                        5                        5
--------------------------------------------------------------------------------
District                                       2                        2
--------------------------------------------------------------------------------
Resource Recovery                              1                        1
--------------------------------------------------------------------------------
Water & Sewer                                 --                        1
--------------------------------------------------------------------------------
Other                                          5                        3
--------------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
--------------------------------------------------------------------------------
CREDIT RATING                           OCTOBER 31, 2002        OCTOBER 31, 2001
-------------------------------------------------------------------------------
AAA/Aaa                                       55%                      61%
-------------------------------------------------------------------------------
AA/Aa                                         11                       11
-------------------------------------------------------------------------------
A/A                                           21                       16
-------------------------------------------------------------------------------
BBB/Baa                                        6                        6
-------------------------------------------------------------------------------
BB/Ba                                          2                        2
-------------------------------------------------------------------------------
Not Rated                                      5                        4
--------------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
---------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BFK
---------------------------------------------------------------------------
Initial Offering Date:                                       July 27, 2001
---------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                            $13.46
---------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                 $13.33
---------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.46):(1)         6.97%
---------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)               $ 0.078125
---------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)            $ 0.937500
---------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.46        $14.75         (8.75)%        $14.99        $12.86
------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $13.33        $14.30         (6.78)%        $14.49        $13.05
------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Industrial & Pollution Control              24%                      10%
-----------------------------------------------------------------------------
Hospital                                    20                       23
-----------------------------------------------------------------------------
Tobacco                                     15                        7
-----------------------------------------------------------------------------
Education                                    9                       13
-----------------------------------------------------------------------------
Transportation                               7                       18
-----------------------------------------------------------------------------
Housing                                      7                        2
-----------------------------------------------------------------------------
City, County & State                         5                        7
-----------------------------------------------------------------------------
Water & Sewer                                3                       10
-----------------------------------------------------------------------------
District                                     2                       --
-----------------------------------------------------------------------------
Power                                        2                        1
-----------------------------------------------------------------------------
Lease Revenue                                1                       --
-----------------------------------------------------------------------------
Tax Revenue                                  1                       --
-----------------------------------------------------------------------------
Other                                        4                        9
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002        OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     11%                      30%
-----------------------------------------------------------------------------
AA/Aa                                       12                       26
-----------------------------------------------------------------------------
A/A                                         50                       31
-----------------------------------------------------------------------------
BBB/Baa                                     18                        8
-----------------------------------------------------------------------------
BB/Ba                                        2                        3
-----------------------------------------------------------------------------
B/B                                          2                       --
-----------------------------------------------------------------------------
Not Rated                                    5                        2
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
---------------------------------------------------------------------------
Symbol on American Stock Exchange:                              RAA
---------------------------------------------------------------------------
Initial Offering Date:                                     May 28, 1993
---------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                          $13.38
---------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                               $14.81
---------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.38):(1)       6.13%
---------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)             $ 0.068333
---------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)          $ 0.820000
---------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

-----------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH          LOW
-----------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.38        $15.55        (13.95)%        $15.60        $13.17
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.81        $15.30         (3.20)%        $15.39        $14.57
-----------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
----------------------------------------------------------------------------
SECTOR                               OCTOBER 31, 2002       OCTOBER 31, 2001
----------------------------------------------------------------------------
Transportation                             26%                      22%
----------------------------------------------------------------------------
Education                                  24                       20
----------------------------------------------------------------------------
Lease Revenue                              12                       17
----------------------------------------------------------------------------
District                                   10                       10
----------------------------------------------------------------------------
Tobacco                                     9                       --
----------------------------------------------------------------------------
City, County & State                        5                        5
----------------------------------------------------------------------------
Power                                       5                       10
----------------------------------------------------------------------------
Water & Sewer                               5                        5
----------------------------------------------------------------------------
Housing                                     2                        9
----------------------------------------------------------------------------
Industrial & Pollution Control              2                        2
----------------------------------------------------------------------------

                                    CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     53%                      67%
-----------------------------------------------------------------------------
AA/Aa                                       17                       23
-----------------------------------------------------------------------------
A/A                                         13                        5
-----------------------------------------------------------------------------
BBB/Baa                                      5                        5
-----------------------------------------------------------------------------
BB/Ba                                        3                       --
-----------------------------------------------------------------------------
Not Rated                                    9                       --
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

                                TRUST INFORMATION
---------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BFZ
---------------------------------------------------------------------------
Initial Offering Date:                                       July 27, 2001
---------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                            $13.09
---------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                 $14.16
---------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.09):(1)         6.76%
---------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)               $ 0.07375
---------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)            $ 0.88500
---------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

-------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.09        $14.75        (11.25)%        $14.96        $12.91
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.16        $14.50         (2.34)%        $15.02        $13.26
-------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Housing                                     13%                       7%
-----------------------------------------------------------------------------
Tobacco                                     13                       --
-----------------------------------------------------------------------------
City, County & State                        12                        4
-----------------------------------------------------------------------------
Lease Revenue                               12                       13
-----------------------------------------------------------------------------
Education                                   11                       34
-----------------------------------------------------------------------------
Hospital                                     9                        2
-----------------------------------------------------------------------------
Transportation                               8                        9
-----------------------------------------------------------------------------
District                                     7                       --
-----------------------------------------------------------------------------
Power                                        6                        3
-----------------------------------------------------------------------------
Tax Revenue                                  1                        6
-----------------------------------------------------------------------------
Water & Sewer                                1                       18
-----------------------------------------------------------------------------
Industrial & Pollution Control               1                       --
-----------------------------------------------------------------------------
Other                                        6                        4
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     35%                      57%
-----------------------------------------------------------------------------
AA/Aa                                       --                       12
-----------------------------------------------------------------------------
A/A                                         41                       19
-----------------------------------------------------------------------------
BBB/Baa                                      9                        5
-----------------------------------------------------------------------------
BB/Ba                                        1                       --
-----------------------------------------------------------------------------
Not Rated                                   14                        7
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
------------------------------------------------------------------------
Symbol on American Stock Exchange:                               RFA
------------------------------------------------------------------------
Initial Offering Date:                                      May 28, 1993
------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                           $14.50
------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                $15.65
------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($14.50):(1)        5.69%
------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)              $ 0.0688
------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)           $ 0.8256
------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

     The table below summarizes the changes in the Trust's market price and NAV:

-------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
-------------------------------------------------------------------------------------------------------
MARKET PRICE                         $14.50        $14.36          0.97%         $15.75        $14.04
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $15.65        $15.50          0.97%         $15.85        $15.12
-------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Education                                   21%                      17%
-----------------------------------------------------------------------------
Transportation                              17                       17
-----------------------------------------------------------------------------
Lease Revenue                               15                       15
-----------------------------------------------------------------------------
Tax Revenue                                 15                       15
-----------------------------------------------------------------------------
Power                                       13                       17
-----------------------------------------------------------------------------
City, County & State                         9                        9
-----------------------------------------------------------------------------
Hospital                                     4                        4
-----------------------------------------------------------------------------
Water & Sewer                                4                        4
-----------------------------------------------------------------------------
Housing                                      2                        2
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     71%                      71%
-----------------------------------------------------------------------------
AA/Aa                                       --                        4
-----------------------------------------------------------------------------
A/A                                         21                       21
-----------------------------------------------------------------------------
BBB/Baa                                      8                        4
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST

                                TRUST INFORMATION
----------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                BBF
----------------------------------------------------------------------------
Initial Offering Date:                                       July 27, 2001
----------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                            $13.65
----------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                 $14.57
----------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.65):(1)         6.47%
----------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)               $ 0.073542
----------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)            $ 0.882504
----------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.65        $14.50         (5.86)%        $15.00        $13.04
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.57        $14.37          1.39%         $15.23        $13.41
-------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
District                                    19%                     --%
-----------------------------------------------------------------------------
Education                                   17                       19
-----------------------------------------------------------------------------
Hospital                                    15                       17
-----------------------------------------------------------------------------
Water & Sewer                               11                       25
-----------------------------------------------------------------------------
Power                                        8                        8
-----------------------------------------------------------------------------
City, County & State                         5                       10
-----------------------------------------------------------------------------
Tax Revenue                                  5                        5
-----------------------------------------------------------------------------
Lease Revenue                                5                       --
-----------------------------------------------------------------------------
Transportation                               5                        7
-----------------------------------------------------------------------------
Tobacco                                      4                       --
-----------------------------------------------------------------------------
Housing                                      2                        5
-----------------------------------------------------------------------------
Industrial & Pollution Control               2                       --
-----------------------------------------------------------------------------
Other                                        2                        4
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     34%                      59%
-----------------------------------------------------------------------------
AA/Aa                                       35                       20
-----------------------------------------------------------------------------
A/A                                         18                       14
-----------------------------------------------------------------------------
BBB/Baa                                      6                        6
-----------------------------------------------------------------------------
Not Rated                                    7                        1
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
----------------------------------------------------------------------------
Symbol on American Stock Exchange:                                  RNJ
----------------------------------------------------------------------------
Initial Offering Date:                                         May 28, 1993
----------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                              $13.30
----------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                   $14.64
----------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.30):(1)           5.95%
----------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                 $ 0.0659
----------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)              $ 0.7908
----------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.30        $13.75         (3.27)%        $15.11        $13.00
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.64        $14.85         (1.41)%        $15.01        $14.39
--------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Transportation                              38%                      34%
-----------------------------------------------------------------------------
Hospital                                    15                       15
-----------------------------------------------------------------------------
Education                                   11                       10
-----------------------------------------------------------------------------
Tax Revenue                                 10                       14
-----------------------------------------------------------------------------
Power                                        7                        7
-----------------------------------------------------------------------------
District                                     5                        5
-----------------------------------------------------------------------------
Resource Recovery                            5                        5
-----------------------------------------------------------------------------
Water & Sewer                                5                        5
-----------------------------------------------------------------------------
Housing                                      4                        5
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     70%                      73%
-----------------------------------------------------------------------------
AA/Aa                                        5                       10
-----------------------------------------------------------------------------
A/A                                         15                       10
-----------------------------------------------------------------------------
BBB/Baa                                      2                        2
-----------------------------------------------------------------------------
B/B                                          3                       --
-----------------------------------------------------------------------------
Not Rated                                    5                        5
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

                                TRUST INFORMATION
--------------------------------------------------------------------------
Symbol on New York Stock Exchange:                               BNJ
--------------------------------------------------------------------------
Initial Offering Date:                                      July 27, 2001
--------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                           $13.64
--------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                $14.29
--------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.64):(1)        6.38%
--------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)              $ 0.0725
--------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)           $ 0.8700
--------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.64        $14.84         (8.09)%        $15.18        $13.39
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.29        $14.26          0.21%         $14.94        $13.39
--------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Hospital                                    21%                      21%
-----------------------------------------------------------------------------
Lease Revenue                               18                        9
-----------------------------------------------------------------------------
Transportation                              18                       16
-----------------------------------------------------------------------------
Housing                                     12                       15
-----------------------------------------------------------------------------
Tobacco                                     10                       --
-----------------------------------------------------------------------------
City, County & State                         8                       12
-----------------------------------------------------------------------------
Industrial & Pollution Control               2                        5
-----------------------------------------------------------------------------
Education                                    1                        9
-----------------------------------------------------------------------------
Water & Sewer                                1                        1
-----------------------------------------------------------------------------
District                                    --                        3
-----------------------------------------------------------------------------
Other                                        9                        9
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     32%                      58%
-----------------------------------------------------------------------------
AA/Aa                                        7                       17
-----------------------------------------------------------------------------
A/A                                         31                        8
-----------------------------------------------------------------------------
BBB/Baa                                     19                        2
-----------------------------------------------------------------------------
BB/Ba                                       --                        3
-----------------------------------------------------------------------------
B/B                                          2                       --
-----------------------------------------------------------------------------
Not Rated                                    9                       12
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST

                                TRUST INFORMATION
-----------------------------------------------------------------------------
Symbol on American Stock Exchange:                                  RNY
-----------------------------------------------------------------------------
Initial Offering Date:                                         May 28, 1993
-----------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                              $14.40
-----------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                   $15.47
-----------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($14.40):(1)           6.09%
-----------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                 $ 0.073125
-----------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)              $ 0.877500
-----------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                         $14.40        $14.20          1.41%         $14.97        $13.71
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $15.47        $15.28          1.24%         $15.75        $14.88
--------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Education                                   26%                      27%
-----------------------------------------------------------------------------
City, County & State                        22                       18
-----------------------------------------------------------------------------
Tax Revenue                                 12                       11
-----------------------------------------------------------------------------
Industrial & Pollution Control              11                       15
-----------------------------------------------------------------------------
Lease Revenue                               11                        7
-----------------------------------------------------------------------------
Hospital                                     4                        4
-----------------------------------------------------------------------------
Power                                        4                        4
-----------------------------------------------------------------------------
Housing                                      4                        3
-----------------------------------------------------------------------------
Resource Recovery                            3                        3
-----------------------------------------------------------------------------
Transportation                               3                        4
-----------------------------------------------------------------------------
Water & Sewer                               --                        4
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     38%                      38%
-----------------------------------------------------------------------------
AA/Aa                                       22                       21
-----------------------------------------------------------------------------
A/A                                         33                       37
-----------------------------------------------------------------------------
BBB/Baa                                      7                        4
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

TRUST SUMMARIES AS OF OCTOBER 31, 2002
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

                                TRUST INFORMATION
------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                  BNY
------------------------------------------------------------------------------
Initial Offering Date:                                         July 27, 2001
------------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                              $13.42
------------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                   $14.47
------------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($13.42):(1)           6.54%
------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:(2)                 $ 0.073125
------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:(2)              $ 0.877500
------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.

The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                    10/31/02      10/31/01        CHANGE          HIGH           LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                         $13.42        $14.62         (8.21)%        $15.00        $13.24
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                $14.47        $14.09          2.70%         $15.05        $13.13
--------------------------------------------------------------------------------------------------------

The following charts show the Trust's asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
-----------------------------------------------------------------------------
SECTOR                                OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
Transportation                              20%                      12%
-----------------------------------------------------------------------------
Education                                   14                       24
-----------------------------------------------------------------------------
Lease Revenue                               13                        7
-----------------------------------------------------------------------------
Tobacco                                     12                       --
-----------------------------------------------------------------------------
Housing                                      9                        6
-----------------------------------------------------------------------------
Industrial & Pollution Control               7                        2
-----------------------------------------------------------------------------
City, County & State                         4                        4
-----------------------------------------------------------------------------
Water & Sewer                                4                       17
-----------------------------------------------------------------------------
Hospital                                     4                        6
-----------------------------------------------------------------------------
Tax Revenue                                  4                        9
-----------------------------------------------------------------------------
District                                     1                        5
-----------------------------------------------------------------------------
Power                                        1                        1
-----------------------------------------------------------------------------
Other                                        7                        7
-----------------------------------------------------------------------------

                                CREDIT BREAKDOWN*
-----------------------------------------------------------------------------
CREDIT RATING                         OCTOBER 31, 2002       OCTOBER 31, 2001
-----------------------------------------------------------------------------
AAA/Aaa                                     24%                      38%
-----------------------------------------------------------------------------
AA/Aa                                       26                       32
-----------------------------------------------------------------------------
A/A                                         27                       18
-----------------------------------------------------------------------------
BBB/Baa                                     13                        5
-----------------------------------------------------------------------------
B/B                                          3                       --
-----------------------------------------------------------------------------
Not Rated                                    7                        7
-----------------------------------------------------------------------------
----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating. Percentages based on long-term investments.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--152.8%
                        ALABAMA--6.0%
AAA          $14,000    University of Alabama Hosp. Rev., Ser. A, 5.875%, 9/01/31, MBIA ............    09/10 @ 101 $ 15,173,900
                                                                                                                    ------------
                        ALASKA--2.4%
AAA            6,015    Alaska Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA ................    12/05 @ 102    6,158,759
                                                                                                                    ------------
                        CALIFORNIA--15.5%
AA             5,770    California, GO, 5.625%, 5/01/18 ............................................    05/10 @ 101    6,174,535
Aa2            1,220    California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. C, 5.65%, 8/01/14 ........    02/04 @ 102    1,255,782
BBB            3,000    Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev., 5.75%, 1/15/40 .....    01/10 @ 101    3,041,460
AAA           10,945    Los Altos Sch. Dist., GO, Zero Coupon, 8/01/24, MBIA .......................  08/13 @ 53.632   3,216,845
AAA           15,460    Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC .........   No Opt. Call   17,846,869
                        Univ. of California Rev., Research Fac., Ser. B,

Aaa            2,000+     6.10%, 9/01/03                                                                    N/A        2,112,640
Aaa            3,305+     6.20%, 9/01/03                                                                    N/A        3,493,848
Aaa            2,000+     6.25%, 9/01/03                                                                    N/A        2,115,080
                                                                                                                    ------------
                                                                                                                      39,257,059
                                                                                                                    ------------
                        COLORADO--3.9%
AAA            3,100    Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E, Zero Coupon, 8/31/04      ETM        2,986,912
                        Denver City & Cnty. Arpt. Rev., Ser. C,
A+             3,000      6.50%, 11/15/06 ..........................................................    11/02 @ 102    3,063,840
A+             1,120      6.65%, 11/15/05 ..........................................................    11/02 @ 102    1,143,878
AAA            2,250+   E-470 Pub. Hwy. Auth. Rev., Ser. B, 6.90%, 8/31/05 .........................        N/A        2,619,585
                                                                                                                    ------------
                                                                                                                       9,814,215
                                                                                                                    ------------
                        CONNECTICUT--1.1%
Baa3           3,000++  Mashantucket Western Pequot Tribe, Spec. Rev., Ser. A, 5.50%, 9/01/28 ......    09/09 @ 101    2,915,370
                                                                                                                    ------------
                        DELAWARE--3.0%
NR             7,000++  Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/50 ...................    11/10 @ 100    7,646,940
                                                                                                                    ------------
                        DISTRICT OF COLUMBIA--0.8%
                        District of Columbia, GO, Ser. E, CAPMAC,
AAA              195+     6.00%, 6/01/03 ...........................................................        N/A          203,730
AAA            1,705      6.00%, 6/01/09 ...........................................................        ETM        1,780,020
                                                                                                                    ------------
                                                                                                                       1,983,750
                                                                                                                    ------------
                        FLORIDA--3.8%
AAA            1,435    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. A, 6.55%, 7/01/14 .....    01/05 @ 102    1,501,986
NR             3,700    Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum, Ser. A, 7.125%,
                          4/01/30 ..................................................................    04/10 @ 101    3,627,036
BB-            4,000    Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ...........................    07/06 @ 102    2,536,080
A+             2,000    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 ...............................    05/12 @ 101    2,004,440
                                                                                                                    ------------
                                                                                                                       9,669,542
                                                                                                                    ------------
                        HAWAII--1.1%
AAA            2,500    Hawaii Dept. Budget & Fin. Spec. Purp. Rev., Hawaiian Elec. Co. Inc., Ser. D,
                          6.15%, 1/01/20, AMBAC ....................................................    01/09 @ 101    2,732,525
                                                                                                                    ------------
                        ILLINOIS--10.5%
AAA           10,000    Chicago Brd. of Ed., Sch. Reform, 5.75%, 12/01/27, AMBAC ...................    12/07 @ 102   10,760,000
AAA            5,000    Chicago Pub. Bldg. Rev., Ser. A, 7.00%, 1/01/20, MBIA ......................        ETM        6,476,500
                        Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA            4,000+     5.45%, 7/01/05 ...........................................................        N/A        4,153,680
AAA            5,000+     5.70%, 7/01/05 ...........................................................        N/A        5,201,950
                                                                                                                    ------------
                                                                                                                      26,592,130
                                                                                                                    ------------
                        INDIANA--3.1%
BBB            7,420    Indianapolis Arpt. Auth. Rev., Spec. Fac. Fed. Express Corp. Proj.,
                          7.10%, 1/15/17 ...........................................................    07/04 @ 102    7,887,163
                                                                                                                    ------------
                        KENTUCKY--8.2%
AAA           15,715    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B, Zero Coupon,
                          10/01/23, MBIA ...........................................................   No Opt. Call    5,055,830
AAA           15,000+   Kentucky Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/03, AMBAC ..........        N/A       15,700,800
                                                                                                                    ------------
                                                                                                                      20,756,630
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LOUISIANA--8.0%
AAA          $14,400+   Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                          5.90%, 12/01/03, FSA .......................................................      N/A     $ 15,338,592
AAA            4,640    New Orleans Pub. Impvt., GO, 5.875%, 11/01/29, FSA                              11/09 @ 100    5,007,349
                                                                                                                    ------------
                                                                                                                      20,345,941
                                                                                                                    ------------
                        MARYLAND--4.8%
Aa2            4,450    Maryland Dept. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Prog., Ser. 2, 6.55%,
                          4/01/26 ....................................................................  04/05 @ 102    4,603,970
NR             4,000++  MuniMae TE Bond Subsidiary LLC, Ser. B, 7.75%, 6/30/50                          11/10 @ 100    4,349,240
AAA            3,175    Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty. Res. Rec. Proj.,
                          Ser. A, 6.30%, 7/01/16, MBIA ...............................................  07/03 @ 102    3,319,843
                                                                                                                    ------------
                                                                                                                      12,273,053
                                                                                                                    ------------
                        MICHIGAN--0.8%
AAA            2,000+   River Rouge Sch. Dist., 5.625%, 5/01/03, FSA .................................      N/A        2,068,800
                                                                                                                    ------------
                        MISSOURI--1.7%
                        Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
BBB-           2,000      5.25%, 12/01/14 ............................................................  12/08 @ 102    1,932,380
BBB-           2,500      5.25%, 12/01/26 ............................................................  12/08 @ 102    2,325,625
                                                                                                                    ------------
                                                                                                                       4,258,005
                                                                                                                    ------------
                        NEVADA--1.5%
AAA            3,750    Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%,
                          7/01/09, MBIA ..............................................................  07/03 @ 102    3,917,775
                                                                                                                    ------------
                        NEW JERSEY--8.6%
AAA            2,000    Delaware River Port Auth. of PA & NJ Port Dist. Proj., Ser. B,
                          5.70%, 1/01/22, FSA ........................................................  01/10 @ 100    2,147,880
AA             7,000+   New Jersey Transp. Trust Fund Auth., Transp. Sys. Rev., Ser. A, 6.00%, 6/15/10      N/A        8,185,590
A1            12,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 ...............................  06/12 @ 100   11,511,240
                                                                                                                    ------------
                                                                                                                      21,844,710
                                                                                                                    ------------
                        NEW MEXICO--0.8%
AAA            1,945    Farmington, PCR, So. California Edison Co., Ser. A, 5.875%, 6/01/23, MBIA ....  06/03 @ 102    2,015,137
                                                                                                                    ------------
                        NEW YORK--16.1%
                        New York City, GO,
A+             4,140      Ser. A, 6.00%, 8/01/05 ..................................................... No Opt. Call    4,487,884
A+             7,000      Ser. E, 6.50%, 2/15/06 ..................................................... No Opt. Call    7,724,430
                        New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Grp. Assoc. Proj.,
A3             4,000      6.00%, 1/01/08 .............................................................  01/04 @ 102    4,134,280
A3             1,000      6.00%, 1/01/15 .............................................................  01/04 @ 102    1,029,370
                        New York City Transl. Fin. Auth. Rev.,
AA+            3,300      Ser. A, 5.25%, 11/01/11 .................................................... No Opt. Call    3,694,713
AA+            8,145+     Ser. B, 6.00%, 5/15/10 .....................................................      N/A        9,633,987
AA+            1,855      Ser. B, 6.00%, 11/15/21 ....................................................  05/10 @ 101    2,048,180
AAA            3,000+   New York Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%, 5/15/04 .......      N/A        3,261,480
                        New York Dorm. Auth. Rev., Univ. of Rochester, Ser. A, MBIA,
AAA            1,865      Zero Coupon, 7/01/21 .......................................................  07/10 @ 101    1,286,925
AAA            2,030      Zero Coupon, 7/01/23 .......................................................  07/10 @ 101    1,393,209
AA             1,955    New York Hsg. Fin. Agcy., Hlth. Fac. of New York City, Ser. A, 6.375%,
                          11/01/04 ................................................................... No Opt. Call    2,116,561
                                                                                                                    ------------
                                                                                                                      40,811,019
                                                                                                                    ------------
                        NORTH CAROLINA--2.3%
AAA            5,000    North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B, 7.00%, 1/01/08,
                          CAPMAC ..................................................................... No Opt. Call    5,895,100
                                                                                                                    ------------
                        OHIO--0.2%
AAA              415    Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%, 3/01/07 ....      ETM          452,587
                                                                                                                    ------------
                        OREGON--2.2%
NR             5,600    Klamath Falls Elec. Rev., Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 ............. No Opt. Call    5,666,416
                                                                                                                    ------------
                        PENNSYLVANIA--8.1%
AAA           10,100    Lehigh Cnty. Gen. Purp. Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                          5.50%, 11/15/13, AMBAC .....................................................  11/03 @ 102   10,586,517
AAA            3,305    McKeesport Area Sch. Dist., Cap. Apprec., Zero Coupon, 10/01/31, FGIC ........ No Opt. Call      676,897
                        Pennsylvania Higher Edl. Fac. Auth., Hlth. Svcs. Rev., Ser. A,
A              2,300      5.75%, 1/01/17 .............................................................  01/06 @ 101    2,373,370
A              2,750      5.875%, 1/01/15 ............................................................  01/06 @ 101    2,857,443
AAA            4,000    Pennsylvania Intergovtl. Coop. Auth. Spec. Tax Rev., Philadelphia Fdg. Prog.,
                          5.50%, 6/15/20, FGIC .......................................................  06/06 @ 100    4,158,760
                                                                                                                    ------------
                                                                                                                      20,652,987
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        RHODE ISLAND--0.9%
AAA          $ 2,000    Rhode Island Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin., 5.50%, 5/15/16,
                          MBIA .....................................................................    05/07 @ 102  $ 2,154,900
                                                                                                                    ------------
                        TENNESSEE--5.3%
A3             7,800    Maury Cnty. Ind. Dev. Brd., PCR, Saturn Corp. Proj., 6.50%, 9/01/24 ........    09/04 @ 102    8,132,124
AAA            4,865    Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC .......    03/10 @ 101    5,243,497
                                                                                                                    ------------
                                                                                                                      13,375,621
                                                                                                                    ------------
                        TEXAS--11.8%
                        Dallas Cnty. Util. & Cap. Reclam. Dist., Ser. A, AMBAC,
AAA            6,085      Zero Coupon, 2/15/19 .....................................................  02/05 @ 44.538   2,424,021
AAA            3,800      Zero Coupon, 2/15/20 .....................................................  02/05 @ 41.799   1,418,730
BB-            5,500    Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc.,
                          6.375%, 5/01/35 ..........................................................  11/09 @ 101      1,521,630
AAA            6,000    Grapevine, GO, 5.875%, 8/15/24, FGIC .......................................    08/10 @ 100    6,561,360
AAA            5,000    Harris Cnty. Houston Sports Auth. Spec. Rev., Ser. A, Zero Coupon,
                          11/15/38, MBIA ...........................................................  11/30 @ 61.166     672,550
BBB            7,000    Port Corpus Christi Auth., Celanese Proj., Ser. B, 6.70%, 11/01/30 .........    05/12 @ 101    7,200,410
A3             6,320    Texas Affordable Hsg. Corp. Mult. Fam. Hsg. Rev., 5.80%, 11/01/26 ..........    11/11 @ 102    6,345,406
AAA           15,000    Texas Tpke. Auth. Central Sys. Rev., Cap. Appr., Zero Coupon, 8/15/31,
                          AMBAC ....................................................................  08/12 @ 32.807   2,725,350
Aa1            1,000    Texas Wtr. Fin. Asst., GO, 5.75%, 8/01/22 ..................................    08/10 @ 100    1,091,900
                                                                                                                    ------------
                                                                                                                      29,961,357
                                                                                                                    ------------
                        UTAH--1.8%
                        Intermountain Pwr. Agcy. Pwr. Supply Rev.,
AAA            2,810      5.00%, 7/01/13, AMBAC ....................................................        ETM        2,817,952
A+             1,145      Ser. 86-B, 5.00%, 7/01/16 ................................................        ETM        1,146,523
A+               655      Ser. 86-B, 5.00%, 7/01/16 ................................................    12/02 @ 100      655,636
                                                                                                                    ------------
                                                                                                                       4,620,111
                                                                                                                    ------------
                        WASHINGTON--8.8%
                        Washington, GO,
AA+            4,000      Ser. A, 5.375%, 7/01/21 ..................................................    07/06 @ 100    4,109,720
AA+            1,000      Ser. B, 6.00%, 1/01/25 ...................................................    01/10 @ 100    1,097,920
                        Washington Pub. Pwr. Supply Sys. Rev.
AAA           13,395      Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ................................    07/06 @ 102   14,915,868
AAA            2,000      Nuclear Proj. No. 2, 5.55%, 1/01/10, FGIC ................................    07/03 @ 102    2,079,520
                                                                                                                    ------------
                                                                                                                      22,203,028
                                                                                                                    ------------
                        WISCONSIN--5.7%
A1            15,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 ......................    06/12 @ 100   14,412,150
                                                                                                                    ------------
                        WYOMING--4.0%
A3            10,000    Sweetwater Cnty., PCR, Idaho Pwr. Co. Proj., Ser. A, 6.05%, 7/15/26 ........    07/06 @ 102   10,244,700
                                                                                                                    ------------
                        Total Long-Term Investments (cost $367,274,048) ............................                 387,761,380
                                                                                                                    ------------
                        MONEY MARKET FUND--2.8%
NR             7,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $7,000,000) ......         N/A        7,000,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--155.6% (COST $374,274,048) ..............................                 394,761,380
                        Other assets in excess of liabilities--2.2% ................................                   5,564,158
                        Preferred shares at redemption value, including dividends payable--(57.8)% .                (146,616,022)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                $253,709,516
                                                                                                                    ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+    This bond is prerefunded. See Glossary for definition.

++ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 5.9% of its net assets, with a current market value of $14,911,500 in securities restricted as to resale.

                              KEY TO ABBREVIATIONS

AMBAC  -- American Municipal Bond Assurance Corporation
FSA    -- Financial Security Assurance
CAPMAC -- Capital Markets Assurance Company
GO     -- General Obligation
ETM    -- Escrowed to Maturity
MBIA   -- Municipal Bond Insurance Association
FGIC   -- Financial Guaranty Insurance Company
PCR    -- Pollution Control Revenue

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK MUNICIPAL INCOME TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--163.2%
                        ALABAMA--7.3%
Baa2         $12,000    Courtland Ind. Dev. Brd., PCR, Champion Intl. Corp. Proj., 6.15%, 6/01/19 ...   06/05 @ 102 $ 12,184,080
A2            15,000    Huntsville Hlth. Care Auth. Rev., Ser. B, 5.75%, 6/01/32 ....................   06/12 @ 101   15,068,100
BBB           15,000    Phenix Cnty. Indl. Dev. Brd. Envirmntl. Impvt. Rev., Ser. A, 6.35%, 5/15/35 .   05/12 @ 100   14,799,300
                                                                                                                    ------------
                                                                                                                      42,051,480
                                                                                                                    ------------
                        ARIZONA--1.2%
A3             7,000    Scottsdale Ind. Dev. Auth. Hosp. Rev., Scottsdale Hlth. Care, 5.80%, 12/01/31   12/11 @ 101    7,067,340
                                                                                                                    ------------
                        CALIFORNIA--12.1%
A-            19,000    California Infrastructure & Econ. Dev. Rev., J. David Gladstone
                          Inst. Proj., 5.25%, 10/01/34 ..............................................   10/11 @ 101   18,403,400
                        Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev.,
BBB-          54,635      Zero Coupon, 1/15/32 ......................................................  01/10 @ 27.37   9,509,222
BBB-          20,535      Zero Coupon, 1/15/34 ...................................................... 01/10 @ 24.228   3,161,568
BBB-          75,000      Zero Coupon, 1/15/38 ...................................................... 01/10 @ 19.014   9,043,500
                        Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev.,
BB-           24,000      Amer. Airlines Inc., Ser. C, 7.50%, 12/01/24 ..............................   12/12 @ 102   16,021,680
AAA           13,320      Facs. Laxfuel Corp. L.A. Int'l, 5.50%, 1/01/32, AMBAC .....................   01/12 @ 100   13,737,449
                                                                                                                    ------------
                                                                                                                      69,876,819
                                                                                                                    ------------
                        COLORADO--0.6%
BBB+           3,500    Denver Hlth. & Hosp. Auth. Hlth. Care. Rev., Ser. A, 6.00%, 12/01/31 ........   12/11 @ 100    3,527,615
                                                                                                                    ------------
                        CONNECTICUT--9.4%
A3            31,840    Connecticut Dev. Auth., PCR, Connecticut Lt. & Pwr., Ser. A, 5.85%, 9/01/28 .   10/08 @ 102   33,153,718
BBB-          20,940    Mohegan Tribe Indians, Pub. Impvt. Priority Dist., 6.25%, 1/01/31 ...........   01/11 @ 101   21,547,679
                                                                                                                    ------------
                                                                                                                      54,701,397
                                                                                                                    ------------
                        DELAWARE--6.1%
                        Charter Mac Equity Issuer Trust,
NR             1,000+     Ser. A, 6.625%, 6/30/49 ...................................................   06/09 @ 100    1,047,150
NR            11,000+     Ser. A-2, 6.30%, 6/30/49 ..................................................   06/09 @ 100   11,274,560
NR            16,000+     Ser. A-3, 6.80%, 10/01/52 .................................................   10/14 @ 100   16,395,360
NR             6,500+     Ser. B-1, 6.80%, 11/30/50 .................................................   11/10 @ 100    6,669,715
                                                                                                                    ------------
                                                                                                                      35,386,785
                                                                                                                    ------------
                        DISTRICT OF COLUMBIA--4.1%
                        Dist. of Columbia Rev., Cap. Appr. Georgetown Univ., Ser. A, MBIA,
AAA           15,600      Zero Coupon, 4/01/36 ...................................................... 04/11 @ 22.875   2,181,972
AAA           51,185      Zero Coupon, 4/01/37 ...................................................... 04/11 @ 21.546   6,732,875
A1            14,535    Dist. of Columbia Tobacco Settlement Fin. Corp., 6.75%, 5/15/40 .............   05/11 @ 101   14,761,165
                                                                                                                    ------------
                                                                                                                      23,676,012
                                                                                                                    ------------
                        FLORIDA--13.0%
Baa            4,600    Escambia Cnty., PCR, Champion Intl. Corp. Proj., 6.40%, 9/01/30 .............   09/06 @ 102    4,778,020
A-             9,670    Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt,
                          Ser. A, 6.00%, 11/15/31 ...................................................   11/11 @ 101    9,992,881
                        Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic,
AA            16,000      Ser. B, 5.50%, 11/15/36 ...................................................   11/11 @ 101   16,394,080
AA            10,000      Ser. C, 5.50%, 11/15/36 ...................................................   11/11 @ 101   10,246,300
Aa3           24,410    JEA Wtr. & Swr. Sys. Rev., Ser. C, 5.25%, 10/01/37 ..........................   10/06 @ 100   24,571,350
BBB-           9,000    Martin Cnty. Indl. Dev. Auth. Rev., Indiantown Cogeneration Proj.,
                          Ser. A, 7.875%, 12/15/25 ..................................................   12/04 @ 102    9,234,270
                                                                                                                    ------------
                                                                                                                      75,216,901
                                                                                                                    ------------
                        GEORGIA--0.7%
BBB            4,000    Richmond Cnty. Dev. Auth., Environ. Impvt. Rev., Intl. Paper Co. Proj.,
                          Ser. A, 6.00%, 2/01/25 ....................................................   02/12 @ 101    4,007,760
                                                                                                                    ------------
                        IDAHO--3.0%
AAA           16,970    Univ. Idaho. Rev., Student Fee Hsg. Impvt. Proj., 5.40%, 4/01/41, FGIC ......   04/11 @ 100   17,456,021
                                                                                                                    ------------
                        ILLINOIS--17.2%
                         Bolingbrook, GO, Ser. B, FGIC,
AAA           14,085      Zero Coupon, 1/01/34 ......................................................  No. Opt Call    2,495,017
AAA            7,120      Zero Coupon, 1/01/33 ......................................................  No. Opt Call    1,337,492
A             25,000    Illinois Dev. Fin. Auth., PCR, Ser. C, 5.95%, 8/15/26 .......................   12/06 @ 101   25,461,500
A-             7,095    Illinois Dev. Fin. Auth. Hosp. Rev., Adventist Hlth. Sys.
                          Sunbelt Obl., 5.65%, 11/15/24 .............................................   11/09 @ 101    7,024,121
Aa1           39,325    Illinois Edl. Facs. Auth. Rev., Univ. of Chicago, Ser. A, 5.25%, 7/01/41 ....   07/11 @ 101   39,688,363

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        ILLINOIS--(CONT'D)
                        Illinois Edl. Facs. Auth. Student Hsg. Rev., Edl. Advancement Fund
                          Univ. Ctr. Proj., Baa2         $10,000      6.25%, 5/01/30 ................   05/12 @ 101  $ 9,967,300
Baa2           7,000      6.25%, 5/01/34 ............................................................   05/07 @ 100    6,858,460
AAA           40,000    Met. Pier & Exposition Auth., Dedicated St. Tax Rev., McCormick Place
                          Expansion Proj.,
                          Ser. A, Zero Coupon, 12/15/34, MBIA .......................................  No Opt. Call    6,718,400
                                                                                                                    ------------
                                                                                                                      99,550,653
                                                                                                                    ------------
                        INDIANA--5.7%
A+             9,000    Indiana Hlth. Fac. Hosp. Rev., Methodist Hosp. Inc., 5.50%, 9/15/31 .........   09/11 @ 100    9,187,560
                        Petersburg, PCR, Indiana Pwr. & Lt. Conv.,
A3            10,000      5.90%, 12/01/24 ...........................................................   08/11 @ 102    9,210,400
A3            16,000      5.95%, 12/01/29 ...........................................................   08/11 @ 102   14,636,160
                                                                                                                    ------------
                                                                                                                      33,034,120
                                                                                                                    ------------
                        KANSAS--2.1%
A3            11,500    Wyandotte Cnty., Gen. Motors Corp. Proj., 6.00%, 6/01/25 ....................   03/12 @ 101   11,900,200
                                                                                                                    ------------
                        KENTUCKY--1.6%
AAA            9,090    Kentucky Hsg. Corp. Hsg. Rev., Ser. F, 5.45%, 1/01/32 .......................   07/11 @ 100    9,126,633
                                                                                                                    ------------
                        LOUISIANA--7.4%
A             21,425    Louisiana Local Gov't. Environ. Facs. & Cmnty. Dev. Auth. Rev.,
                          Cap. Projs. & Equip. Acquisition, 6.55%, 9/01/25, ACA .....................  No Opt. Call   23,734,186
A3            20,000    Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn.
                          Proj., Ser. B, 5.50%, 5/15/27 .............................................   05/12 @ 101   19,347,600
                                                                                                                    ------------
                                                                                                                      43,081,786
                                                                                                                    ------------
                        MARYLAND--1.4%
NR             8,000+   MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/49 ....................   06/09 @ 100    8,513,600
                                                                                                                    ------------
                        MICHIGAN--3.0%
AA            17,210    Kent Hosp. Fin. Auth. Rev., Spectrum Hlth., Ser. A, 5.50%, 1/15/31 ..........   07/11 @ 101   17,581,048
                                                                                                                    ------------
                        MISSISSIPPI--3.2%
A2            18,680    Gulfport Hosp. Fac. Rev., Mem. Hosp. Gulfport Proj., Ser. A, 5.75%, 7/01/31 .   07/11 @ 100   18,847,373
                                                                                                                    ------------
                        NEW HAMPSHIRE--0.6%
A+             3,500    New Hampshire Hlth. & Edl. Facs. Auth. Rev., Exeter Hosp. Proj.,
                          5.75%, 10/01/31 ...........................................................   10/11 @ 101    3,505,110
                                                                                                                    ------------
                        NEW JERSEY--9.4%
B+            34,435    New Jersey Econ. Dev. Auth., Continental Airlines Inc. Proj., 7.00%, 11/15/30   11/10 @ 101   19,117,279
A1            37,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 ..............................   06/12 @ 100   35,492,990
                                                                                                                    ------------
                                                                                                                      54,610,269
                                                                                                                    ------------
                        OHIO--2.5%
BBB           14,500    Ohio Air Quality Dev. Auth., PCR, Cleveland Elec. Illuminating Co.
                          Proj., Ser. B, 6.00%, 8/01/20 .............................................   08/07 @ 102   14,485,935
                                                                                                                    ------------
                        PENNSYLVANIA--4.8%
A              5,000    Montgomery Cnty. Higher Ed. & Hlth. Auth., Abington Memorial Hosp.,
                          Ser. A, 5.125%, 6/01/27 ...................................................   06/12 @ 101    4,647,100
A3             6,500    Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs.
                          Rev., Amtrak Proj., Ser. A, 6.375%, 11/01/41 ..............................   05/11 @ 101    5,816,915
A             17,250    Pennsylvania Higher Edl. Facs. Auth. Univ. of Pennsylvania Hlth. Svcs.,
                          Ser. A, 5.75%, 1/01/22 ....................................................   01/06 @ 101   17,528,415
                                                                                                                    ------------
                                                                                                                      27,992,430
                                                                                                                    ------------
                        RHODE ISLAND--3.3%
A1            20,000    Tobacco Settlement Fin. Corp., Tobacco Settlement
                          Rev., Ser. A, 6.25%, 6/01/42 ..............................................   06/12 @ 100   19,075,000
                                                                                                                    ------------
                        SOUTH DAKOTA--3.4%

A1            20,000    Edl. Enhancement Fdg. Corp., Tobacco Settlement Rev., Ser. B, 6.50%, 6/01/32    06/12 @ 101   19,740,800
                                                                                                                    ------------
                        TEXAS--16.5%
BB-           26,310    Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc.,
                          6.375%, 5/01/35 ...........................................................   11/09 @ 101    7,278,925
                        Harris Cnty. Houston Sports Auth. Spec. Rev., MBIA,
AAA           12,580      Ser. A, Zero Coupon, 11/15/38 ............................................. 11/30 @ 61.166   1,692,136
AAA            5,000      Ser. H, Zero Coupon, 11/15/35 ............................................. 11/31 @ 78.178     787,100
BBB           20,000    Port Corpus Christi Auth., Celanese Proj., Ser. B, 6.70%, 11/01/30 ..........   05/12 @ 101   20,572,600
BBB            4,450    Sabine River Auth., PCR, TXU Elec. Co. Proj., Ser. B, 5.75%, 5/01/30 ........   11/11 @ 100    3,902,205
                        Texas Affordable Hsg. Corp. Mult. Fam. Hsg. Rev.,
A3             6,010      5.80%, 11/01/26 ...........................................................   11/11 @ 102    6,034,160
BBB-           4,435      Amer. Oppty. Hsg. Portfolio, Ser. B, 8.00%, 3/01/32 .......................   09/12 @ 102    4,370,116
A3            18,605      Arborstone/Baybrook Oaks, Ser. A, 5.85%, 11/01/31 .........................   11/11 @ 102   18,742,863
BBB-           6,605      So. Texas Pptys. Corp., Ser. B, 8.00%, 3/01/32 ............................   09/12 @ 102    6,508,369
                        Texas Tpke. Auth. Central Sys. Rev., Cap. Appr., AMBAC,
AAA           35,000      Zero Coupon, 8/15/32 ...................................................... 08/12 @ 30.846   5,970,650
AAA           62,325      Zero Coupon, 8/15/33 ...................................................... 08/12 @ 28.997   9,980,102
AAA           65,040      Zero Coupon, 8/15/34 ......................................................  08/12 @ 27.31   9,804,780
                                                                                                                    ------------
                                                                                                                      95,644,006
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        VIRGINIA--7.5%
                        Arlington Cnty. Ind. Dev. Auth., Hosp. Fac. Rev. Virginia Hosp.
                          Ctr. Arlington Hlth. Sys.,
A2           $10,000      5.25%, 7/01/25 ............................................................   07/11 @ 101 $ 10,006,700
A2            13,000      5.25%, 7/01/31 ............................................................   07/11 @ 101   12,890,280
                        Virginia Comnwlth. Transp. Brd. Trust, MBIA,
AAA            3,475      Zero Coupon, 4/01/19 ......................................................  No Opt. Call    1,538,765
AAA            4,000      Zero Coupon, 4/01/20 ......................................................  No Opt. Call    1,659,840
AAA            5,000      Zero Coupon, 4/01/21 ......................................................  No Opt. Call    1,930,450
AAA            5,000      Zero Coupon, 4/01/22 ......................................................  No Opt. Call    1,795,350
AAA            5,000      Zero Coupon, 4/01/23 ......................................................  No Opt. Call    1,689,500
AAA            4,340      Zero Coupon, 4/01/24 ......................................................  No Opt. Call    1,381,813
AAA            3,605      Zero Coupon, 4/01/25 ......................................................  No Opt. Call    1,087,989
AAA            4,605      Zero Coupon, 4/01/26 ......................................................  No Opt. Call    1,314,359
AAA            2,000      Zero Coupon, 4/01/27 ......................................................  No Opt. Call      539,760
AAA            5,855      Zero Coupon, 4/01/28 ...................................................... 04/12 @ 43.235   1,453,445
AAA            3,605      Zero Coupon, 4/01/29 ...................................................... 04/12 @ 40.959     842,705
AAA            8,105      Zero Coupon, 4/01/30 ...................................................... 04/12 @ 38.864   1,802,633
AAA            8,105      Zero Coupon, 4/01/31 ...................................................... 04/12 @ 36.876   1,706,264
AAA            8,105      Zero Coupon, 4/01/32 ......................................................  04/12 @ 34.99   1,615,002
                                                                                                                    ------------
                                                                                                                      43,254,855
                                                                                                                    ------------
                        WASHINGTON--3.8%
Baa1           2,190    Energy Northwest Washington Wind Proj. Rev., Ser. B, 6.00%, 7/01/23 .........   01/07 @ 103    2,220,879
A1            20,000    Tobacco Settlement Auth., Tobacco Settlement Rev., 6.625%, 6/01/32 ..........   06/13 @ 100   19,705,600
                                                                                                                    ------------
                                                                                                                      21,926,479
                                                                                                                    ------------
                        WEST VIRGINIA--1.4%
BBB            8,000    Braxton Cnty. Sld. Wst. Disp. Rev., Weyerhaeuser Co. Proj., 6.50%, 4/01/25 ..   04/05 @ 102    8,203,760
                                                                                                                    ------------
                        WISCONSIN--10.9%
A1            36,000    Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 .......................   06/12 @ 100   34,589,160
                        Wisconsin Hlth. & Edl. Facs. Auth. Rev.,
A+            13,750      Froedert & Cmnty. Hlth. Obl., 5.375%, 10/01/30 ............................   10/11 @ 101   13,446,125
A             15,000      Wheaton Franciscan Svcs., 5.75%, 8/15/30 ..................................   02/12 @ 101   15,111,750
                                                                                                                    ------------
                                                                                                                      63,147,035
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $974,404,517)                                              946,189,222
                                                                                                                    ------------
                        SHORT-TERM INVESTMENTS--2.3%
                        NEW YORK--0.8%
P1             4,400    New York Energy Research & Dev. Auth., PCR, Niagara Mohawk Pwr. Corp.,
                          Ser. B, 1.90%, 11/01/02, FRDD++ ...........................................       N/A        4,400,000
                                                                                                                    ------------
                        MONEY MARKET FUND--1.5%
NR             9,000    AIM Tax Free Investment Co. Cash Reserve Portfolio ..........................       N/A        9,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $13,400,000) .............................                 13,400,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--165.5% (COST $987,804,517) ...............................                959,589,222
                        Liabilities in excess of other assets--(0.8)% ...............................                 (4,725,343)
                        Preferred shares at redemption value, including dividends payable--(64.7)% ..               (375,183,000)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $579,680,879
                                                                                                                    ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 7.6% of its net assets, with a current market value of $43,900,385 in securities restricted as to resale.

++ For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

                              KEY TO ABBREVIATIONS

ACA   -- American Capital Access
GO    -- General Obligation
AMBAC -- American Municipal Bond Assurance Corporation
MBIA  -- Municipal Bond Insurance Association
FGIC  -- Financial Guaranty Insurance Company
PCR   -- Pollution Control Revenue
FRDD  -- Floating Rate Daily Demand

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--147.3%
                        California Cnty. Tobacco Sec. Agcy. Rev.,
A1             $ 900      Stanislaus Fdg., Ser. A, 5.875%, 6/01/43 ..................................   06/12 @ 100    $ 883,935
A+             1,000      Tobacco Settlement, Ser. B, 6.00%, 6/01/29 ................................   06/12 @ 100    1,007,390
                        California Edl. Facs. Auth. Rev., MBIA,
AAA              760+     Santa Clara Univ., 5.00%, 9/01/06 .........................................       N/A          851,557
AAA              835      Student Loan Prog., Ser. A, 6.00%, 3/01/16 ................................   03/07 @ 102      886,152
                        California, GO,
AA               960+     5.75%, 3/01/05 ............................................................       N/A        1,053,197
AA                40      5.75%, 3/01/19 ............................................................   03/05 @ 101       42,709
                        California Hsg. Fin. Agcy. Rev., Home Mtge.,
Aa2              135      Ser. G, 7.20%, 8/01/14 ....................................................   08/04 @ 102      140,488
AAA              695      Ser. I, Zero Coupon, 8/01/21, FSA ......................................... 02/11 @ 53.209     236,759
                        California Pub. Wks. Brd. Lease Rev., Ser. A,
Aaa            1,000+     Dept. of Corrections, 6.875%, 11/01/04 ....................................       N/A        1,122,230
A+             1,000      St. Univ. Proj., 6.10%, 10/01/06 ..........................................   10/04 @ 102    1,091,750
AAA            1,385    Foothill/Eastn. Transp. Agcy., Toll Road Rev., Ser. A, Zero Coupon, 1/01/04 .  No Opt. Call    1,356,303
                        Los Angeles Cnty.,
AAA            1,000      Cmnty. Facs. Spec. Tax, Ser. A, 5.50%, 9/01/14, FSA .......................   09/07 @ 102    1,106,010
AAA            1,000+     Met. Trans. Auth. Sales Tax Rev., 6.00%, 7/01/06, MBIA ....................       N/A        1,141,970
AA             1,150    Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 .......................   08/06 @ 101    1,297,959
Aa3            1,000+   Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space, Dist. A,
                          6.00%, 10/01/04 ...........................................................       N/A        1,101,640
BB-              945    Los Angeles Regl. Arpt. Impvt., Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. B, 7.50%, 12/01/24 ...................................................   12/12 @ 102      630,854
NR             1,000    Poway Sch. Dist., Spec. Tax, Cmnty. Facs. Dist. No. 6, 5.60%, 9/01/33 .......   09/10 @ 102      963,020
BBB-           1,000    Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ..............   07/06 @ 102    1,111,620
NR             1,000    San Bernardino Cnty., Spec. Tax, Cmnty. Facs. Dist.
                          No. 2002-1, 5.90%, 9/01/33 ................................................   09/12 @ 102      957,560
AAA              500    San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC .....................   06/03 @ 102      519,975
                          San Francisco City & Cnty.,
AAA              150      Arpt. Comn. Rev., Intl. Arpt., Ser. 12-A, 5.90%, 5/01/26, MBIA ............   05/06 @ 101      161,109
AAA            1,000      Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC .............   05/04 @ 102    1,071,470
AAA            1,000      Swr. Rev., Ser. A, 5.95%, 10/01/25, FGIC ..................................   10/03 @ 102    1,044,950
AAA               40    So. California Pub. Pwr. Auth. Transm., Proj. Rev., 5.50%, 7/01/20, MBIA ....   11/02 @ 100       40,024
AAA              500    Temecula Valley Uni. Sch. Dist., GO, Ser. G, 5.75%, 8/01/25, FGIC ...........   08/07 @ 102      548,480
AAA            1,135+   Univ. of California Rev., Research Fac., Ser. B, 6.30%, 9/01/03 .............       N/A        1,200,773
AAA              370    West Basin Mun. Wtr. Dist. Rev., COP, Ser. A, 5.50%, 8/01/22, AMBAC .........   08/07 @ 101      392,207
                                                                                                                    ------------
                        TOTAL INVESTMENTS--147.3% (COST $20,689,473) ................................                 21,962,091
                        Other assets in excess of liabilities--3.0% .................................                    449,676
                        Preferred shares at redemption value, including dividends payable--50.3% ....                 (7,500,312)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................                $14,911,455
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. See Glossary for definition. KEY TO ABBREVIATIONS AMBAC -- American Municipal Bond Assurance Corporation FSA -- Financial Security Assurance COP -- Certificate of Participation GO -- General Obligation FGIC -- Financial Guaranty Insurance Company MBIA -- Municipal Bond Insurance Association

                              KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
GO    -- General Obligation
MBIA  -- Municipal Bond Insurance Association

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.8%
                        CALIFORNIA--144.8%
                        Anaheim Pub. Fin. Auth. Lease Rev., Pub. Impvts Proj., Ser. C, FSA,
AAA          $24,500      Zero Coupon, 9/01/31 ......................................................  No Opt. Call $  5,071,500
AAA            6,070      Zero Coupon, 9/01/32 ......................................................  No Opt. Call    1,189,659
                        California Cnty. Tobacco Sec. Agcy. Rev.,
A1            12,000      Fresno Cnty. Fdg. Corp., 6.00%, 6/01/35 ...................................   06/12 @ 100   11,633,880
A1             5,000      Stanislaus Fdg., Ser. A, 5.875%, 6/01/43 ..................................   06/12 @ 100    4,910,750
AAA           11,700    California Edl. Facs. Auth. Rev., Stanford Univ., Ser. Q, 5.25%, 12/01/32 ...   06/11 @ 101   12,039,885
                        California, GO,
A+             4,000      5.125%, 6/01/27 ...........................................................   06/11 @ 100    4,018,280
A+            25,000      5.20%, 11/01/31 ...........................................................   11/11 @ 100   25,273,000
AAA            5,500      Ser. BZ, 5.35%, 12/01/21, MBIA ............................................   06/07 @ 101    5,557,530
AAA            5,000      Ser. BZ, 5.375%, 12/01/24, MBIA ...........................................   06/07 @ 101    5,004,550
                        California Hlth. Facs. Fin. Auth. Rev., Ser. A,
A+             3,000      Insured Hlth. Facs. Valleycare, 5.375%, 5/01/27 ...........................   05/12 @ 100    3,053,160
A              4,890      Kaiser Proj., 5.40%, 5/01/28 ..............................................   07/06 @ 102    4,850,929
                        California Hsg. Fin. Agcy. Rev.,
AAA           23,145      Ser. B, Zero Coupon, 8/01/31, FSA ......................................... 08/10 @ 31.194   4,615,345
AAA           28,395      Home Mtge., Ser. Q, Zero Coupon, 2/01/33, AMBAC ........................... 08/11 @ 29.558   5,024,779
AAA           19,185      Home Mtge., Ser. T, Zero Coupon, 8/01/21, MBIA ............................ 08/11 @ 57.562   6,815,279
                        California Infrastructure & Econ. Dev. Rev.,
A-            18,750      J. David Gladstone Inst. Proj., 5.25%, 10/01/34 ...........................   10/11 @ 101   18,161,250
A             13,500      Kaiser Hosp. Asst. LLC, Ser. A, 5.55%, 8/01/31 ............................   08/11 @ 102   13,606,515
A+            10,000    California Statewide Cmnty. Dev. Auth. Rev., Sutter Hlth. Oblig.
                          Grp., Ser. B, 5.625%, 8/15/42 .............................................   08/12 @ 100   10,075,200
                        Charter Mac Equity Issuer Trust,
NR             7,000+     Ser. A-2, 6.30%, 6/30/49 ..................................................   06/09 @ 100    7,174,720
NR             4,000+     Ser. B-1, 6.80%, 11/30/50 .................................................   11/10 @ 100    4,104,440
A-             5,000    Daly City Hsg. Dev. Fin. Agcy. Rev., Sr. Franciscan Acquisition
                          Proj., Ser. A, 5.85%, 12/15/32 ............................................   12/13 @ 102    5,059,050
AAA            6,000    El Monte, Sr. Dept. Pub. Svcs. Fac. Phase II, COP, 5.25%, 1/01/34, AMBAC ....   01/11 @ 100    6,152,160
                        Elk Grove Unified Sch. Dist. Spec. Tax, Cap. Appr. Cmnty. Facs.
                          Dist. 1, AMBAC,
AAA            7,485      Zero Coupon, 12/01/29 ..................................................... 12/11 @ 37.373   1,621,700
AAA            7,485      Zero Coupon, 12/01/30 ..................................................... 12/11 @ 35.365   1,528,437
AAA            7,485      Zero Coupon, 12/01/31 ..................................................... 12/11 @ 33.465   1,444,306
                        Foothill/Eastn. Transp. Corridor Agcy., Toll Road Rev.,
BBB-           5,000      Zero Coupon, 1/15/33 ......................................................  01/10 @ 25.78     819,350
BBB-           5,000      Zero Coupon, 1/15/34 ...................................................... 01/10 @ 24.228     769,800
BBB-          13,445      Zero Coupon, 1/15/35 ...................................................... 01/10 @ 22.819   1,948,584
BBB-           1,000      Zero Coupon, 1/15/38 ...................................................... 01/10 @ 19.014     120,580
BBB-           9,620      5.75%, 1/15/40 ............................................................   01/10 @ 101    9,752,948
NR             5,000    Irvine Mobile Home Park Rev., Meadows Mobile Home Park, Ser. A,
                          5.70%, 3/01/28 ............................................................   03/08 @ 102    4,940,750
AAA            2,975    Los Angeles Dept. Wtr. & Pwr., Wtr. Wks. Rev., Ser. A, 5.125%, 7/01/41, FGIC    07/11 @ 100    3,011,563
BB-            5,500    Los Angeles Regl. Arpt. Impvt. Corp. Lease Rev., Amer. Airlines Inc.,
                          Ser. C, 7.50%, 12/01/24 ...................................................  12/12 @ 102     3,671,635
Aaa           10,000    Monterey Cnty. Master Plan Fin., COP, 5.00%, 8/01/32, MBIA ..................   08/11 @ 100   10,021,900
                        MuniMae TE Bond Subsidiary, LLC,
NR             7,000++    Ser. A, 6.30%, 6/30/49 ....................................................   11/09 @ 100    7,216,580
NR             3,000++    Ser. B, 6.80%, 6/30/50 ....................................................   11/10 @ 100    3,072,630
BBB            1,000    Palm Springs Mobile Home Park. Rev., Sahara Mobile Home Park A, 5.625%,
                          5/15/26 ...................................................................   05/12 @ 102    1,004,210
AAA           15,500    Rancho Cucamonga Redev. Agcy. Tax Alloc. Rev., Rancho Redev. Proj., 5.125%,
                          9/01/30, MBIA .............................................................   09/11 @ 100   15,726,920
AAA            1,905    Richmond Wst. Wtr. Rev., Zero Coupon, 8/01/31, FGIC .........................  No Opt. Call      396,126
AAA           10,000    Sacramento Mun. Util. Dist. Elec. Rev., Ser. N, 5.00%, 8/15/28, MBIA ........   08/11 @ 100   10,036,100
AAA            7,500    San Francisco Bay Area Rapid Trans., Dist. Sales Tax Rev.,
                          5.125%, 7/01/36, AMBAC ....................................................   07/11 @ 100    7,608,000
AAA            6,500    San Francisco City & Cnty., Arpts. Comn. Rev., Intl. Arpt. Ser. 27-A, 5.25%,
                          5/01/31, MBIA .............................................................   05/11 @ 100    6,580,665

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        San Francisco City & Cnty. Redev. Agcy. Rev., Cmnty. Facs. Dist.,
                          Mission Bay South,
NR           $ 1,775      6.125%, 8/01/31 ...........................................................   08/09 @ 102 $  1,799,353
NR             7,500      6.25%, 8/01/33 ............................................................   08/11 @ 101    7,526,250
                        San Jose Mult. Fam. Hsg. Rev.,
AAA            2,880      Lenzen Hsg., Ser. B, 5.45%, 2/20/43 .......................................   08/11 @ 102    2,903,126
AAA            4,225      Vlgs. Pkwy. Sr. Apts., Ser. D, 5.50%, 4/01/34 .............................   04/11 @ 100    4,270,081
                        Santa Clara Cnty. Hsg. Auth., Mult. Fam. Hsg. Rev., Ser. A,
NR             6,250      Blossom River Apts., 6.50%, 9/01/39 .......................................   03/08 @ 102    5,970,312
A3             1,715      John Burns Gardens Apts. Proj., 5.85%, 8/01/31 ............................   02/12 @ 101    1,737,226
A3             1,235      River Town Apts. Proj., 6.00%, 8/01/41 ....................................   02/12 @ 101    1,237,668
NR             3,075    Santa Clarita Facs. Dist., Valencia Town Center, 5.85%, 11/15/32 ............   11/10 @ 102    3,053,414
A1             5,345    Tobacco Sec. Auth. No. California, Tobacco Settlement Rev.,
                          Ser. A, 5.375%, 6/01/41 ...................................................   06/11 @ 100    4,765,335
                        Tobacco Sec. Auth. So. California, Tobacco Settlement Rev., Ser. A,
A              7,000      5.50%, 6/01/36 ............................................................   06/12 @ 100    6,573,980
A             11,500      5.625%, 6/01/43 ...........................................................   06/12 @ 100   10,781,940
AAA            2,000    Upland Unified Sch. Dist., Election of 2000, GO,
                          Ser. B, 5.125%, 8/01/25, FSA ..............................................   08/13 @ 100    1,883,320
                                                                                                                    ------------
                                                                                                                     307,186,650
                                                                                                                    ------------
                        PUERTO RICO--14.0%
A1             3,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 ..............   05/12 @ 100    2,878,500
A-            10,000    Puerto Rico Elec. Pwr. Auth., Rev., Ser. II, 5.25%, 7/01/31 .................   07/12 @ 101   10,133,600
                        Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
BBB+          10,000      5.70%, 8/01/25 ............................................................   02/10 @ 100   10,537,800
BBB+           5,750      5.75%, 8/01/30 ............................................................   02/07 @ 100    6,193,957
                                                                                                                    ------------
                                                                                                                      29,743,857
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $336,581,584) .............................                336,930,507
                                                                                                                    ------------
                        MONEY MARKET FUND--4.7%
NR            10,000    AIM Tax Free Investment Co. Cash Reserve Portfolio (cost $10,000,000) .......       N/A       10,000,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--163.5% (COST $346,581,584) ...............................                346,930,507
                        Liabilities in excess of other assets--(1.3)% ...............................                 (2,746,901)
                        Preferred shares at redemption value, including dividends payable--(62.2)% ..               (131,968,424)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $212,215,182
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

+ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 10.2% of its net assets, with a current market value of $21,568,370 in securities restricted as to resale.

                              KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificate of Participation
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
GO    -- General Obligation
MBIA  -- Municipal Bond Insurance Association

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--142.8%
                        FLORIDA--112.8%
                        Boynton Beach Util. Sys. Rev., FGIC,
AAA            $ 830+     6.25%, 11/01/02 ............................................................      N/A       $  846,600
AAA              170      6.25%, 11/01/20 ............................................................      ETM          204,347
A1             1,000    Brevard Cnty. Hlth. Fac. Auth. Rev., Holmes Regl. Med. Ctr. Proj.,
                          5.75%, 10/01/13 ............................................................  10/03 @ 102    1,029,140
AAA            1,000    Brevard Cnty. Sch. Brd., COP, Ser. B, 5.50%, 7/01/21, AMBAC ..................  07/06 @ 102    1,054,110
AAA            1,000    Collier Cnty. Sch. Brd., COP, 5.00%, 2/15/16, FSA ............................  02/06 @ 101    1,028,530
AAA            1,000    Dade Cnty. Aviation Rev., Ser. C, 5.75%, 10/01/25, MBIA ......................  10/05 @ 102    1,069,910
AAA            1,000+   Dade Cnty. Sch. Brd., COP, Ser. A, 6.00%, 5/01/04, MBIA ......................      N/A        1,073,470
AAA            1,000+   Dade Cnty. Spl. Oblig., Ser. B, Zero Coupon, 10/01/08, AMBAC .................      N/A          589,460
AAA            1,000+   First Florida Gov. Fin. Com. Rev., 5.75%, 7/01/06, AMBAC .....................      N/A        1,129,460
                        Florida Brd. of Ed., GO,
AAA            1,000+     Ser. B, 5.875%, 6/01/05 ....................................................      N/A        1,108,030
AAA            1,000+     Ser. C, 5.85%, 6/01/03 .....................................................      N/A        1,034,010
AAA              500    Florida Dept. of Corrections, COP, Okeechobee Correctional Fac.,
                          6.25%, 3/01/15, AMBAC ......................................................  03/05 @ 102      550,625
AAA            1,000+   Florida Dept. of Transp., GO, 5.80%, 7/01/05 .................................      N/A        1,109,190
AAA            1,000+   Florida Div. of Bond Fin. Dept., Gen. Svcs. Rev., Dept. of Environ.
                          Pres., Ser. A, 5.75%, 7/01/05, AMBAC .......................................      N/A        1,107,900
AAA              495    Florida Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. A, 6.25%, 7/01/11 .......  07/04 @ 102      516,295
AAA            1,000    Jacksonville Cap. Impvt. Rev., Gator Bowl Proj., 5.50%, 10/01/14, AMBAC ......  10/04 @ 101    1,075,710
AAA            1,000    Lee Cnty. Transp. Fac. Rev., 5.75%, 10/01/22, MBIA ...........................  10/05 @ 102    1,074,500
A              1,000    Orlando & Orange Cnty. Expwy. Auth. Rev., 5.95%, 7/01/23 .....................  01/03 @ 101    1,007,710
AAA            1,000+   Seminole Cnty. Sch. Brd., COP, Ser. A, 6.125%, 7/01/04, MBIA .................      N/A        1,092,220
AAA            1,000+   Sunrise Util. Sys. Rev., Ser. A, 5.75%, 10/01/06, AMBAC ......................      N/A        1,135,270
BBB+           1,000    Volusia Cnty. Ed. Fac. Auth. Rev., 6.125%, 10/15/16 ..........................  10/06 @ 102    1,071,500
                                                                                                                    ------------
                                                                                                                      19,907,987
                                                                                                                    ------------
                        PUERTO RICO--30.0%
                        Puerto Rico Elec. Pwr. Auth. Rev.,
AAA            1,000+     Ser. T, 6.375%, 7/01/04 ....................................................      N/A        1,098,030
A-             1,000      Ser. U, 6.00%, 7/01/14 .....................................................  07/04 @ 102    1,060,210
                        Puerto Rico Pub. Bldg. Auth., Gtd. Pub. Ed. & Hlth. Fac. Rev., Ser. M,
A-               530+     5.50%, 7/01/03 .............................................................      N/A          550,744
A-               470      5.50%, 7/01/21 ............................................................. 07/03 @ 101.5     488,715
A-             1,000      5.75%, 7/01/15 ............................................................. 07/03 @ 101.5   1,041,440
BBB+           1,000    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.50%, 8/01/29 ..  02/12 @ 100    1,047,370
                                                                                                                    ------------
                                                                                                                       5,286,509
                                                                                                                    ------------
                        TOTAL INVESTMENTS--142.8% (COST $22,874,999) .................................                25,194,496
                        Other assets in excess of liabilities--5.4% ..................................                   946,789
                        Preferred shares at redemption value, including dividends payable--(48.2)% ...                (8,502,445)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $ 17,638,840
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+    This bond is prerefunded. See Glossary for definition.

                              KEY TO ABBREVIATIONS

AMBAC -- American Municipal Bond Assurance Corporation
COP   -- Certificate of Participation
ETM   -- Escrowed to Maturity
FGIC  -- Financial Guaranty Insurance Company
FSA   -- Financial Security Assurance
MBIA  -- Municipal Bond Insurance Association
GO    -- General Obligation


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--154.1%
                        FLORIDA--132.7%
AA           $10,715    Beacon Tradeport Cmnty. Dev. Dist. Spec. Assmt., Coml.
                          Proj., Ser. A, 5.625%, 5/1/32 .............................................   05/12 @ 102 $ 11,119,920
AAA            2,800    Cap. Projs. Fin. Auth. Student Hsg. Rev., Cap. Projs. Loan Prog.,
                          Ser. F-1, 5.00%, 10/01/31, MBIA ...........................................   08/11 @ 102    2,768,612
Aaa            7,000    Escambia Cnty. Hlth. Facs. Auth. Hlth. Care Fac. Rev., 5.95%, 7/01/20, AMBAC    No Opt. Call   8,032,640
                        Florida Brd. of Ed., GO,
AA+            5,550      Ser. A, 5.125%, 6/01/30 ...................................................   06/10 @ 101    5,602,281
AAA            2,500      Ser. F, 5.00%, 6/01/32, MBIA ..............................................   06/12 @ 101    2,502,900
A              3,000    Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1, 6.10%, 10/01/29 .......   10/09 @ 102    3,073,440
AA-            1,860    Florida Tpke. Auth. Rev., Dept. of Transp., Ser. B, 5.00%, 7/01/30 ..........   07/10 @ 101    1,861,432
NR             1,715    Heritage Harbour So. Cmnty., Cap. Impvt., Ser. A, 6.50%, 5/01/34 ............   05/13 @ 101    1,655,026
A-             6,500    Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt,
                          Ser. A, 6.00%, 11/15/31 ...................................................   11/11 @ 101    6,717,035
A2             3,000    Hillsborough Cnty. Ind. Dev. Auth., PCR, Tampa Elec. Co.
                          Proj., 5.50%, 10/01/23 ....................................................   10/12 @ 100    2,981,250
AA             7,500    Jacksonville Econ. Dev. Comm. Hlth. Facs. Rev., Mayo Clinic,
                          Ser. B, 5.50%, 11/15/36 ...................................................   11/11 @ 101    7,684,725
AAA            4,000    Jacksonville Transp. Rev., 5.00%, 10/01/26, MBIA ............................   10/11 @ 100    4,011,920
AA             5,000    JEA Elec. Sys. Rev., Ser. A, 5.50%, 10/01/41 ................................   10/07 @ 100    5,088,000
Aa3            7,500    JEA Wtr. & Swr. Sys. Rev., Ser. C, 5.25%, 10/01/37 ..........................   10/06 @ 100    7,549,575
AAA            2,770    Melbourne Wtr. & Swr. Rev., Zero Coupon, 10/01/21, FGIC .....................  No Opt. Call    1,067,059
Aaa            1,000    Miami Dade Cnty. Expwy. Auth. Toll Sys. Rev., 5.125%, 7/01/25, FGIC .........   07/11 @ 101    1,013,520
AAA            6,000    Miami Dade Cnty. Sch. Brd., COP, Ser. A, 5.00%, 5/01/31, MBIA ...............   05/11 @ 101    5,992,440
                        Miami Dade Cnty. Spec. Oblig., MBIA,
AAA            2,595      Ser. A, Zero Coupon, 10/01/19 ............................................. 04/08 @ 55.413   1,059,383
AAA            9,700      Ser. B, Zero Coupon, 10/01/33 ............................................. 04/08 @ 25.056   1,723,011
AAA           25,000      Ser. C, Zero Coupon, 10/01/28 .............................................  04/08 @ 32.99   5,881,250
                        No. Palm Beach Cnty. Impvt. Dist. Rev., Wtr. Ctrl. & Impvt. Unit Dev. No. 43,
NR             5,845      6.10%, 8/01/21 ............................................................   08/11 @ 101    5,885,214
NR             3,500      6.125%, 8/01/31 ...........................................................   08/11 @ 101    3,474,450
Aaa            4,000    Osceola Cnty. Sch. Brd., COP, Ser. A, 5.25%, 6/01/27, AMBAC .................   06/12 @ 101    4,082,800
AAA            4,500    Palm Beach Cnty. Sch. Brd., COP, Ser. B, 5.00%, 8/01/25, AMBAC ..............   08/11 @ 101    4,518,180
AAA            2,325    Port St. Lucie Util. Rev., 5.125%, 9/01/31, MBIA ............................   09/11 @ 100    2,347,413
Aaa            5,000    St. Petersburg  Pub. Util. Rev., Ser. A, 5.00%, 10/01/28, FSA ...............   10/09 @ 101    5,006,450
AA             5,500    Tampa Rev., Univ. Tampa Proj., 5.625%, 4/01/32, RAA .........................   04/12 @ 100    5,689,805
AA             8,000    Tampa Wtr. & Swr. Rev., Ser. A, 5.00%, 10/01/26 .............................   10/11 @ 101    8,026,880
Baa2           2,000    Volusia Cnty.  Edl. Fac. Auth. Rev., Embry Riddle Aero. Univ.,
                          Ser. A, 5.75%, 10/15/29 ...................................................   10/09 @ 101    2,044,760
                                                                                                                    ------------
                                                                                                                     128,461,371
                                                                                                                    ------------
                        PUERTO RICO--21.4%
A1             6,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 ..............   05/12 @ 100    5,757,000
A-             7,500    Puerto Rico Comnwlth., GO, Ser. A, 5.125%, 7/01/31 ..........................   07/11 @ 100    7,534,350
                        Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
BBB+           4,000      5.70%, 8/01/25 ............................................................   02/10 @ 100    4,215,120
BBB+           3,000      5.75%, 8/01/30 ............................................................   02/07 @ 100    3,231,630
                                                                                                                    ------------
                                                                                                                      20,738,100
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $146,357,347) .............................                149,199,471
                                                                                                                    ------------

                                            See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        MONEY MARKET FUNDS--6.2%
NR           $ 3,000    AIM Tax Free Investment Co. Cash Reserve Portfolio .............................   N/A      $  3,000,000
NR             3,000    SSgA Tax Free Money Mkt. Fund ..................................................   N/A         3,000,000
                                                                                                                    ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $6,000,000) .................................               6,000,000
                                                                                                                    ------------
                        Total Investments--160.3% (cost $152,357,347) ..................................             155,199,471
                        Liabilities in excess of other assets--(0.9)% ..................................                (827,836)
                        Preferred shares at redemption value, including dividends payable--(59.4)% .....             (57,555,361)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .............................            $ 96,816,274
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

                              KEY TO ABBREVIATIONS

AMBAC  --  American Municipal Bond Assurance Corporation
COP    --  Certificate of Participation
FGIC   --  Financial Guaranty Insurance Company
FSA    --  Financial Security Assurance
GO     --  General Obligation
MBIA   --  Municipal Bond Insurance Association
PCR    --  Pollution Control revenue
RAA    --  Radian Asset Assurance


                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--145.6%
                        NEW JERSEY-131.3%
NR           $ 1,000+   Charter Mac Equity Issuer Trust, Ser. A, 6.625%, 6/30/49 ....................   06/09 @ 100 $  1,047,150
AAA            1,000    Delaware River Port. Auth. of PA & NJ Rev., 5.75%, 1/01/26, FSA .............   01/10 @ 100    1,073,170
AAA            1,000++  Essex Cnty. Util. Auth. Sld. Wst. Rev., Ser. A, 5.60%, 4/01/06, FSA .........       N/A        1,125,980
                        New Jersey Econ. Dev. Auth. Rev.,
B+             1,000      Continental Airlines Inc. Proj., 7.00%, 11/15/30 ..........................   11/10 @ 101      555,170
AAA            1,000++    Mkt. Trans. Fac., Ser. A, 5.875%, 7/01/04, MBIA ...........................       N/A        1,088,160
AAA              900      Transp. Proj. Sublease, Ser. A, 5.75%, 5/01/10, FSA .......................  No Opt. Call    1,030,626
BBB              500      Trigen-Trenton Proj., Ser. A, 6.20%, 12/01/10 .............................   12/03 @ 102      512,440
AAA            1,000++  New Jersey Edl. Fac. Auth. Rev., Rowan College, Ser. E,
                          5.875%, 7/01/06, AMBAC ....................................................       N/A        1,133,820
                        New Jersey Hlth. Care Fac. Fin. Auth. Rev.,
A2             1,000      Hackensack Univ. Med. Ctr, 6.00%, 1/01/25 .................................   01/10 @ 101    1,043,280
AAA            1,000++    Riverview Med. Ctr., 5.50%, 7/01/04, AMBAC ................................       N/A        1,082,060
AAA            1,000      St. Josephs Hosp. & Med. Ctr., 5.75%, 7/01/16, CONNIE LEE .................   07/06 @ 102    1,090,890
AAA              840    New Jersey Hsg. & Mtge. Fin. Rev., Home Buyer, Ser. O, 6.35%,
                          10/01/27, MBIA ............................................................   10/05 @ 101.5    869,408
AAA            1,000    New Jersey Tpke. Auth. Rev., Ser. C, 6.50%, 1/01/16, AMBAC ..................  No Opt. Call    1,223,640
                        New Jersey Transp. Trust Fund Auth., Trans. Sys. Rev., Ser. B, MBIA,
AAA              375++    5.50%, 6/15/05 ............................................................       N/A          416,055
AAA              625      5.50%, 6/15/15 ............................................................   06/05 @ 102      678,150
AAA              375++    5.75%, 6/15/05 ............................................................       N/A          418,433
AAA              625      5.75%, 6/15/14 ............................................................   06/05 @ 102      688,406
AA             1,000++  North Brunswick Twnshp. Brd. of Ed., GO, 6.30%, 2/01/05 .....................       N/A        1,095,270
AAA            1,000    Passaic Valley Sewage Com., Swr. Sys., Ser. E, GO, 5.75%, 12/01/21, AMBAC ...   12/09 @ 101    1,098,870
A1             1,000    Port Auth. of NY & NJ Rev., 5.75%, 12/15/20 .................................   06/05 @ 101    1,070,210
                        South Jersey Transp. Auth., Transp. Sys. Rev., Ser. B, MBIA,
AAA              570++    6.00%, 11/01/02 ...........................................................       N/A          581,400
AAA              430      6.00%, 11/01/12 ...........................................................   11/02 @ 102      439,864
                                                                                                                    ------------
                                                                                                                      19,362,452
                                                                                                                    ------------
                        PUERTO RICO--14.3%
AAA            1,000    Puerto Rico Comnwlth., 5.40%, 7/01/25, FSA ..................................  07/06 @ 101.5   1,055,540
A-             1,000    Puerto Rico Elec. Pwr. Auth. Rev., Ser. U, 6.00%, 7/01/14 ...................  07/04 @ 102     1,060,210
                                                                                                                    ------------
                                                                                                                       2,115,750
                                                                                                                    ------------
                        TOTAL INVESTMENTS--145.6% (COST $19,981,595) ................................                 21,478,202
                        Other assets in excess of liabilities--5.2% .................................                    769,480
                        Preferred shares at redemption value, including dividends payable--(50.8)% ..                 (7,500,534)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $ 14,747,148
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 7.1% of its net assets, with a current market value of $1,047,150 in securities restricted as to resale.

++   This bond is prerefunded. See Glossary for definition.

                              KEY TO ABBREVIATIONS

AMBAC      -- American Municipal Bond Assurance Corporation
GO         -- General Obligation
CONNIE LEE -- College Construction Loan Insurance Association
MBIA       -- Municipal Bond Insurance Association
FSA        -- Financial Security Assurance

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--156.5%
                        NEW JERSEY--112.8%
                        Charter Mac Equity Issuer Trust,
NR           $ 7,000+     Ser. A-2, 6.30%, 6/30/49 ...................................................  06/09 @ 100 $  7,174,720
NR             2,500+     Ser. B-1, 6.80%, 11/30/50 ..................................................  11/10 @ 100    2,565,275
                        Cherry Hill Twnshp., GO,
Aa2            4,065      5.00%, 7/15/22 .............................................................  07/11 @ 100    4,093,862
Aa2            4,275      5.00%, 7/15/23 .............................................................  07/11 @ 100    4,296,332
                        Middlesex Cnty.,
AAA            7,750      COP, 5.00%, 8/01/31, MBIA ..................................................  08/11 @ 100    7,766,972
AAA            1,400      Impvt. Auth. Rev., Admin. Bldg. Res. Proj., 5.35%, 7/01/34 .................  07/11 @ 100    1,407,784
AAA            1,450      Impvt. Auth. Util. Sys. Rev., Perth Amboy Franchise Proj.,
                          Ser. A, 5.00%, 9/01/29, AMBAC ..............................................  09/09 @ 101    1,453,669
AAA            1,820    Monmouth Cnty. Impvt. Auth. Rev., Brookland Cmnty.
                         Coll. Proj., 5.00%, 8/01/29, AMBAC ..........................................  08/10 @ 100    1,824,532
                        MuniMae TE Bond Subsidiary, LLC,
NR             3,000+     Ser. A, 6.30%, 6/30/49 .....................................................  11/09 @ 100    3,092,820
NR             2,000+     Ser. B, 6.80%, 6/30/50 .....................................................  11/10 @ 100    2,048,420
                        New Jersey Econ. Dev. Auth. Rev.,
B+             4,000      Continental Airlines Inc. Proj., 7.00%, 11/15/30 ...........................  11/10 @ 101    2,220,680
B+             2,000      Continental Airlines Inc. Proj., 7.20%, 11/15/30 ...........................  11/10 @ 101    1,140,480
BBB-           2,630      First Mtg. Fellowship Vlg. Proj., Ser. C., 5.50%, 1/01/18 ..................  01/09 @ 102    2,468,570
Baa3           2,500      Kapkowski Road Landfill Proj., 6.50%, 4/01/28 .............................. No Opt. Call    2,679,425
Baa3           5,000      Kapkowski Road Landfill Proj., 6.50%, 4/01/31 .............................. No Opt. Call    5,352,900
A+             2,000      Masonic Charity Fndtn. Proj., 5.50%, 6/01/31 ...............................  06/11 @ 102    2,060,520
Aaa            2,000      Victoria Hlth., Ser. A, 5.20%, 12/20/36 ....................................  12/11 @ 103    2,032,740
                        New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
A-             4,500      Atlantic City Med. Ctr., 5.75%, 7/01/25 ....................................  07/12 @ 100    4,626,180
AA             1,500      Good Shepherd, 5.20%, 7/01/31, RAA .........................................  07/11 @ 100    1,502,160
A3            10,000      Kennedy Hlth. Sys., 5.625%, 7/01/31 ........................................  07/11 @ 100   10,066,200
Baa1           1,960      So. Jersey Hosp., 6.00%, 7/01/26 ...........................................  07/12 @ 100    1,976,366
Baa1           5,500      So. Jersey Hosp., 6.00%, 7/01/32 ...........................................  07/12 @ 100    5,529,810
AA             1,250      So. Ocean Cnty. Hosp., 5.125%, 7/01/31, RAA ................................  07/11 @ 100    1,254,863
Baa1           1,540      So. Ocean Cnty. Hosp., Ser. A, 6.25%, 7/01/23 ..............................  07/03 @ 102    1,560,836
AAA            3,000    New Jersey Hsg.  Mult. Fam. Mtge. Rev., Ser. A, 5.05%, 5/01/34, FSA ..........  05/11 @ 100    2,982,660
Aaa            1,990    Newark Hlth. Care Fac. Rev., New Cmty. Urban Renewal Proj.,
                          Ser. A, 5.20%, 6/01/30 .....................................................  06/12 @ 102    2,030,138
                           Port Auth. of NY & NJ Rev.,
AAA            4,000      Ser. 124, 5.00%, 8/01/36, FGIC .............................................  08/08 @ 101    4,004,880
AAA            8,000      Spec. Oblig. Rev., JFK Intl., Air Term. 6, 5.75%, 12/01/22, MBIA ...........  12/07 @ 102    8,555,040
A1            10,000    Tobacco Settlement Fin. Corp., 6.125%, 6/01/42 ...............................  06/12 @ 100    9,592,700
                        Trenton Pkg. Auth. Rev., FGIC,
Aaa            5,465      5.00%, 4/01/25 .............................................................  04/11 @ 100    5,491,451
Aaa            3,700      5.00%, 4/01/30 .............................................................  04/11 @ 100    3,707,807
                        Vineland, GO, MBIA,
Aaa            1,500      5.30%, 5/15/30 .............................................................  05/10 @ 101    1,518,630
Aaa            1,500      5.375%, 5/15/31 ............................................................  05/10 @ 101    1,528,410
                                                                                                                    ------------
                                                                                                                     119,607,832
                                                                                                                    ------------
                        PUERTO RICO--43.7%
A1             8,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 ...............  05/12 @ 100    7,676,000
A              7,000    Puerto Rico Comnwlth. Hwy. & Transp. Auth., Transp. Rev.,
                          Ser. D, 5.25%, 7/01/38 .....................................................  07/12 @ 100    7,054,110
                        Puerto Rico Hsg. Fin. Corp. Home Mtge. Rev.,
AAA            3,000      Ser. A, 5.20%, 12/01/33 ....................................................  06/11 @ 100    3,032,130
AAA            3,000      Ser. B, 5.30%, 12/01/28 ....................................................  06/11 @ 100    3,012,180
                        Puerto Rico Pub. Bldgs. Auth. Rev., Ser. D,
AAA            5,000      Zero Coupon, 7/01/31, AMBAC ................................................  07/17 @ 100    3,104,450
A-            10,500      Gov't. Facs., 5.25%, 7/01/36 ...............................................  07/12 @ 100   10,613,085

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
BBB+         $ 4,000      5.70%, 8/01/25 ...........................................................  02/10 @ 100   $  4,215,120
BBB+           7,040      5.75%, 8/01/30 ...........................................................  02/07 @ 100      7,583,558
                                                                                                                    ------------
                                                                                                                      46,290,633
                                                                                                                    ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $165,020,024) ............................                 165,898,465
                                                                                                                    ------------
                        MONEY MARKET FUND--1.9%
NR             2,000    AIM Tax Free Investment Co. Cash Reserves Portfolio (cost $2,000,000) ......        N/A        2,000,000
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.4% (COST $167,020,024) ..............................                 167,898,465
                        Other assets in excess of liabilities--1.8% ................................                   1,906,205
                        Preferred shares at redemption value, including dividends payable--(60.2)% .                 (63,819,574)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .........................                $105,985,096
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 14.0% of its net assets, with a current market value of $14,881,235 in securities restricted as to resale.

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
COP    --   Certificate of Participation
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association
RAA    --   Radian Asset Assurance

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--143.9%
                        NEW YORK--133.3%
AAA          $ 1,000+   Met. Transp. Auth., Trans. Fac. Rev., Ser. M, 6.00%, 7/01/03, AMBAC .........       N/A     $  1,043,400
AAA            1,000    Nassau Cnty., GO, Ser. U, 5.25%, 11/01/14, AMBAC ............................   11/06 @ 102    1,070,410
                        New York City, GO,
A              1,000      Ser. A, 6.00%, 5/15/30 ....................................................   05/10 @ 101    1,063,190
A              1,000      Ser. D, 6.60%, 2/01/04 ....................................................  No Opt. Call    1,054,070
A              1,000      Ser. I, 5.875%, 3/15/18 ...................................................  03/06 @ 101.5   1,049,540
                        New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Grp. Assoc. Proj.,
A3             1,000      6.00%, 1/01/08 ............................................................   01/04 @ 102    1,033,570
A3             1,000      6.00%, 1/01/15 ............................................................   01/04 @ 102    1,029,370
A3             1,000      6.10%, 1/01/09 ............................................................   01/04 @ 102    1,033,760
AAA            1,000+   New York City Mun. Wtr. Fin. Auth., Rev., Ser. A, 6.00%, 6/15/05 ............       N/A        1,114,000
                        New York City Trans'l. Fin. Auth. Rev., Ser. B,
AA+              815+     6.00%, 5/15/10 ............................................................       N/A          963,990
AA+            1,000+     6.00%, 5/15/10 ............................................................       N/A        1,182,810
AA+              185      6.00%, 11/15/21 ...........................................................   05/10 @ 101      204,266
                        New York Dorm. Auth. Rev., City Univ.,
AAA            1,250+     6.125%, 7/01/04, AMBAC ....................................................       N/A        1,366,363
AAA            1,000+     6.20%, 7/01/04, AMBAC .....................................................       N/A        1,094,310
BBB            1,000      Mount Sinai Hlth., Ser. A, 6.50%, 7/01/25 .................................   07/10 @ 101    1,076,200
AAA            1,005      St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ................................  No Opt. Call    1,118,173
AAA            1,000+     St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03 ...............................       N/A        1,044,170
AAA            1,000+     St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04 ...............................       N/A        1,085,660
AAA            1,000+     St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04 ...............................       N/A        1,089,420
A+             1,000      Univ. Rochester, Ser. B, 5.625%, 7/01/24 ..................................   07/09 @ 101    1,044,940
AA             1,000    New York, GO, Ser. B, 5.70%, 8/15/12 ........................................   08/05 @ 101    1,090,410
AA-            1,000    New York Hsg. Fin. Agcy., Svc. Ctr. Oblig. Rev., Ser. A, 5.50%, 9/15/22 .....   03/03 @ 102    1,026,900
AA-            1,000    New York Local Gov't. Asst. Corp. Rev., Ser. B, 5.50%, 4/01/21 ..............   04/03 @ 102    1,026,780
                        New York Urban Dev. Corp. Rev.,
AAA            1,000      Correctional Cap. Facs., 5.70%, 1/01/27, MBIA .............................   01/07 @ 102    1,067,810
AA-              900      Youth Fac., 5.875%, 4/01/09 ...............................................   04/04 @ 102      962,568
A-             1,000    Ulster Cnty. Res. Rec. Agcy., Sld. Wst. Sys. Rev., 5.90%, 3/01/07 ...........   03/03 @ 102    1,029,460
                                                                                                                    ------------
                                                                                                                      26,965,540
                                                                                                                    ------------
                        PUERTO RICO--10.6%
A-             1,000+   Puerto Rico Elec. Pwr. Auth. Rev., Ser. T, 6.00%, 7/01/04 ...................       N/A        1,091,060
BBB+           1,000    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.50%, 8/01/29 .   02/12 @ 100    1,047,370
                                                                                                                    ------------
                                                                                                                       2,138,430
                                                                                                                    ------------
                        TOTAL INVESTMENTS--143.9% (COST $26,580,235) ................................                 29,103,970
                        Other assets in excess of liabilities--4.5% .................................                    919,191
                        Preferred shares at redemption value, including dividends payable--(48.4)% ..                 (9,801,396)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..........................               $ 20,221,765
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

+    This bond is prerefunded. See Glossary for definition.

                              KEY TO ABBREVIATIONS

AMBAC  --   American Municipal Bond Assurance Corporation
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--158.2%
                        NEW YORK--136.7%
                        Charter Mac Equity Issuer Trust,
NR           $ 6,000+     Ser. A-2, 6.30%, 6/30/49 ...................................................  06/09 @ 100 $  6,149,760
NR             5,500+     Ser. B-1, 6.80%, 11/30/50 ..................................................  11/10 @ 100    5,643,605
Aaa            2,750    Columbia Cnty. Ind. Dev. Agcy., Civic Fac. Rev., Hudson Valley Care, Ser. A,
                          6.875%, 3/20/37 ............................................................  03/12 @ 105    3,155,047
AAA            1,355    East Rochester Hsg. Auth., Gates Sr. Hsg. Inc. Proj., 6.13%, 4/20/43 .........  10/11 @ 105    1,457,966
A-             2,590    Long Island Pwr. Auth. Elec. Sys. Rev., Ser. A, 5.50%, 12/01/29 ..............  06/03 @ 101    2,626,105
                        Met. Transp. Auth. Rev., Ser. A,
A             12,000      5.125%, 11/15/31 ...........................................................  11/12 @ 100   12,017,520
AA-           12,000      Dedicated Tax Fnd. Rev., 5.00%, 11/15/30 ...................................  11/12 @ 100   11,824,440
                        MuniMae TE Bond Subsidiary, LLC,
NR             6,000+     Ser. A, 6.30%, 6/30/49 .....................................................  11/09 @ 100    6,185,640
NR             3,000+     Ser. B, 6.80%, 6/30/50 .....................................................  11/10 @ 100    3,072,630
                        New York City, GO,
A              6,000      Ser. C, 5.375%, 3/15/28 ....................................................  03/12 @ 100    5,998,620
A              7,000      Ser. D, 5.375%, 6/01/32 ....................................................  06/12 @ 100    6,985,790
                        New York City Ind. Dev. Agcy.,
A                750      Marymount Sch. Proj., 5.125%, 9/01/21, ACA .................................  09/11 @ 102      751,792
A              2,000      Marymount Sch. Proj., 5.25%, 9/01/31, ACA ..................................  09/11 @ 102    1,994,400
AAA            1,550      Royal Charter Presbyterian, 5.25%, 12/15/32, FSA ...........................  12/11 @ 102    1,583,356
BBB-          14,850      Spec. Arpt. Airis JFK I LLC Proj., Ser. A, 5.50%, 7/01/28 ..................  07/11 @ 100   13,664,079
A3             6,000      Spec. Fac. Rev., Term. One Grp. Assoc. Proj., 6.00%, 1/01/19 ...............  01/04 @ 102    6,144,540
                        New York City Mun. Wtr. Fin. Auth. Rev.,
AAA            5,000      Ser. A, 5.00%, 6/15/32, FGIC ...............................................  06/11 @ 100    5,007,350
AA             7,000      Ser. C, 5.00%, 6/15/32 .....................................................  06/11 @ 100    6,990,900
                        New York City Trans'l. Fin. Auth. Rev., Ser. C,
AA+            5,940++    5.00%, 5/01/09 .............................................................      N/A        6,643,712
AA+            3,660      5.00%, 5/01/29 .............................................................  05/09 @ 101    3,628,817
A1             4,750    New York Cntys. Tobacco Trust II, Tobacco Settlement Rev., 5.625%, 6/01/35 ...  06/11 @ 101    4,618,710
                        New York Dorm. Auth. Rev.,
AA-           17,000      City Univ. Ser. A, 5.25%, 7/01/31 ..........................................  07/11 @ 100   17,225,420
A3            10,780      Lenox Hill Hosp. Oblig. Grp., 5.50%, 7/01/30 ...............................  07/11 @ 101   10,848,669
AAA            9,000      New Sch. Univ., 5.00%, 7/01/41, MBIA .......................................  07/11 @ 100    8,972,820
AAA            9,000      New York Univ., Ser. 2, 5.00%, 7/01/41, AMBAC ..............................  07/11 @ 100    8,972,820
                        New York St. Mtge. Agcy. Rev.,
Aa1            5,985      Ser. 101, 5.40%, 4/01/32 ...................................................  10/11 @ 100    6,009,838
Aaa           15,500      Ser. A, 5.30%, 10/01/31 ....................................................  04/11 @ 100   15,530,380
AA-            6,290    New York Urban Dev. Corp. Rev., Correctional Cap. Facs.,
                          Ser. 6, 5.375%, 1/1/25 .....................................................  01/06 @ 102    6,404,918
                           Port Auth. of NY & NJ Rev.,
AAA            9,500      Ser. 124, 5.00%, 8/01/36, FGIC .............................................  08/08 @ 101    9,511,590
B3             8,800      Spec. Oblig. Rev., Cont'l./Eastern Proj. LaGuardia, 9.125%, 12/01/15 .......  12/02 @ 100    8,817,952
AAA           13,000      Spec. Oblig. Rev., JFK Int'l. Air Term. 6, 5.75%, 12/01/22, MBIA ...........  12/07 @ 102   13,901,940
A1             2,500    Rensselaer Tobacco Asset Sec. Corp., New York Tobacco Settlement Rev.,
                          Ser. A, 5.75%, 6/01/43 .....................................................  06/12 @ 100    2,408,650
A1             5,000    Rockland Tobacco Asset Sec. Corp., New York Tobacco
                          Settlement Rev., 5.75%, 8/15/43 ............................................  08/12 @ 100    4,816,850
                        TSASC Inc., Ser. 1,
Aa3            8,000      Flexible Amortization Bonds, 6.375%, 7/15/39 ...............................  07/09 @ 101    8,454,400
Aa2            5,000      Tobacco Settlement Rev., 5.75%, 7/15/32 ....................................  07/12 @ 100    4,988,300
AA             2,500    Westchester Cnty. Ind. Dev. Agcy. Rev., Winward Sch.
                          Civic Fac., 5.25%, 10/01/31, RAA ...........................................  10/11 @ 100    2,521,550
A1             2,000    Westchester Tobacco Asset Sec., Corp.
                          Tobacco Settlement Rev., 6.75%, 7/15/29 ....................................  07/10 @ 101    2,193,140
                                                                                                                    ------------
                                                                                                                     247,724,016
                                                                                                                    ------------

                       See Notes to Financial Statements.

              PRINCIPAL                                                                                OPTION CALL
  RATING*      AMOUNT                                                                                  PROVISIONS**      VALUE
(UNAUDITED)    (000)                                    DESCRIPTION                                    (UNAUDITED)      (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        PUERTO RICO--21.5%
A1           $ 6,000    Children's Trust Fund Tobacco Settlement Rev., 5.625%, 5/15/43 ...............  05/12 @ 100 $  5,757,000
A-             3,000    Puerto Rico Comnwlth., GO,  Ser. A, 5.125%, 7/01/31 ..........................  07/11 @ 100    3,013,740
A-             6,000    Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. D, 5.25%, 7/01/36 .....  07/12 @ 100    6,064,620
                        Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E,
BBB+          10,000      5.50%, 8/01/29 .............................................................  02/12 @ 100   10,473,700
BBB+           7,000      5.70%, 8/01/25 .............................................................  02/10 @ 100    7,376,460
BBB+           5,750      5.75%, 8/01/30 .............................................................  02/07 @ 100    6,193,958
                                                                                                                    ------------
                                                                                                                      38,879,478
                                                                                                                    ------------
                        TOTAL INVESTMENTS--158.2% (COST $281,814,205) ................................               286,603,494
                        Other assets in excess of liabilities--2.4% ..................................                 4,359,124
                        Preferred shares at redemption value, including dividends payable--(60.6)% ...              (109,762,702)
                                                                                                                    ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...........................              $181,199,916
                                                                                                                    ============

----------
*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Date (month/year) and price of the earliest call or redemption. There may be other call provisions at varying prices at later dates.

+ Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2002, the Trust held 11.6% of its net assets, with a current market value of $21,051,635 in securities restricted as to resale.

++   This bond is prerefunded. See Glossary for definition.

                              KEY TO ABBREVIATIONS

ACA    --   American Capital Access
AMBAC  --   American Municipal Bond Assurance Corporation
FGIC   --   Financial Guaranty Insurance Company
FSA    --   Financial Security Assurance
GO     --   General Obligation
MBIA   --   Municipal Bond Insurance Association
RAA    --   Radian Asset Assurance

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                                                                  CALIFORNIA
                                                     INVESTMENT QUALITY                       INVESTMENT QUALITY      CALIFORNIA
                                                          MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
                                                            TRUST           INCOME TRUST             TRUST           INCOME TRUST
                                                       --------------      ---------------      --------------       -------------
ASSETS
Investments at value(1) ...........................    $ 394,761,380        $  959,589,222       $ 21,962,091        $ 346,930,507
Cash ..............................................           77,068                    --            258,427            1,044,188
Receivable from investments sold ..................               --             2,506,739                 --                  --
Interest receivable ...............................        6,991,041            16,211,646            308,274            5,002,809
Other assets ......................................           61,853                46,055              7,446               14,359
                                                        ------------         -------------       ------------         ------------
                                                         401,891,342           978,353,662         22,536,238          352,991,863
                                                        ------------         -------------       ------------         ------------

LIABILITIES

Payable to custodian ..............................               --               230,081                 --                  --
Payable for investments purchased .................               --            19,369,800                 --            7,448,400
Dividends payable-- common shares .................        1,211,264             3,397,087             68,818            1,105,181
Investment advisory fee payable ...................          119,871               287,538              6,707              103,587
Administration fee payable ........................           51,373                    --              1,916                   --
Deferred Directors/Trustees fees ..................           39,868                26,301              7,236                7,485
Other accrued expenses ............................          143,428               178,976             39,794              143,604
                                                        ------------         -------------       ------------         ------------
                                                           1,565,804            23,489,783            124,471            8,808,257
                                                        ------------         -------------       ------------         ------------

PREFERRED SHARES AT REDEMPTION VALUE
  $25,000 liquidation value per share, including
  dividends payable(2,3) ..........................      146,616,022           375,183,000          7,500,312          131,968,424
                                                        ------------         -------------       ------------         ------------

NET ASSETS APPLICABLE TO

COMMON SHAREHOLDERS ...............................    $ 253,709,516        $  579,680,879       $ 14,911,455        $ 212,215,182
                                                        ============         =============       ============         ============
Composition of Net Assets Applicable to
Common Shareholders:

  Par value .......................................       $  167,071              $ 43,311          $  10,071            $  14,959
  Paid-in capital in excess of par ................      231,766,743           617,134,569         13,392,714          212,627,025
  Undistributed net investment income .............        7,208,291             6,300,650            236,052            1,592,801
  Accumulated net realized loss ...................       (5,919,921)          (15,582,356)                --           (2,368,526)
  Net unrealized appreciation (depreciation) ......       20,487,332           (28,215,295)         1,272,618              348,923
                                                        ------------         -------------       ------------         ------------
Net assets applicable to common shareholders,
  October 31, 2002 ................................    $ 253,709,516        $  579,680,879     $   14,911,455        $ 212,215,182
                                                        ============         =============       ============         ============
Net asset value per common share(4) ...............           $15.19                $13.33             $14.81               $14.16
                                                              ======                ======             ======               ======

(1)Investments at cost ............................    $ 374,274,048        $  987,804,517      $  20,689,473        $ 346,581,584
(2)Preferred shares outstanding ...................            5,862                15,005                300                5,278
(3)Par value per share ............................             0.01                 0.001               0.01                0.001
(4)Common shares outstanding ......................       16,707,093            43,482,711          1,007,093           14,985,501

                       See Notes to Financial Statements.


        FLORIDA                                NEW JERSEY                                NEW YORK
  INVESTMENT QUALITY        FLORIDA        INVESTMENT QUALITY      NEW JERSEY       INVESTMENT QUALITY       NEW YORK
       MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL            MUNICIPAL           MUNICIPAL
         TRUST           INCOME TRUST             TRUST           INCOME TRUST             TRUST           INCOME TRUST
    ------------        -------------      --------------        -------------       -------------        -------------
    $ 25,194,496         $155,199,471        $ 21,478,202         $167,898,465        $ 29,103,970         $286,603,494
         701,761              352,361             481,493                   --                  --              857,441
              --                   --                  --                5,000             531,134                  --
         371,403            1,989,989             395,316            2,582,744             523,130            4,604,955
           7,462                6,423               7,437                7,058               7,494               11,813
     -----------         ------------        ------------         ------------        ------------          -----------
      26,275,122          157,548,244          22,362,448          170,493,267          30,165,728          292,077,703
     -----------         ------------        ------------         ------------        ------------          -----------


              --                  --                   --               12,875                  --                  --
              --            2,560,764                  --                  --                   --                  --
          77,544              488,785              66,367              537,572              95,581              915,634
           7,777               46,358               6,639               51,034               8,953               87,183
           2,222                   --               1,897                   --               2,558
           7,230                3,398               7,230                3,695               7,223                6,195
          39,064               77,304              32,633               83,421              28,252              106,073
     -----------         ------------        ------------         ------------        ------------          -----------
         133,837            3,176,609             114,766              688,597             142,567            1,115,085
     -----------         ------------        ------------         ------------        ------------          -----------



       8,502,445           57,555,361           7,500,534           63,819,574           9,801,396          109,762,702
     -----------         ------------        ------------         ------------        ------------          -----------



    $ 17,638,840         $ 96,816,274         $14,747,148         $105,985,096         $20,221,765         $181,199,916
     ===========         ============        ============         ============        ============          ===========



      $   11,271             $  6,618            $ 10,071             $  7,369            $ 13,071            $  12,429
      15,001,008           94,259,853          13,353,335          105,166,790          17,651,717          177,605,686
         307,064              548,066             407,105              597,996             492,564              883,082
              --             (840,387)           (519,970)            (665,500)           (459,322)          (2,090,570)
       2,319,497            2,842,124           1,496,607              878,441           2,523,735            4,789,289
     -----------         ------------        ------------         ------------        ------------          -----------

    $ 17,638,840         $ 96,816,274         $14,747,148         $105,985,096         $20,221,765         $181,199,916
     ===========         ============        ============         ============        ============          ===========
          $15.65               $14.57              $14.64               $14.29              $15.47               $14.47
          ======               ======              ======               ======              ======               ======

    $ 22,874,999         $152,357,347         $19,981,595         $167,020,024         $26,580,235         $281,814,205
             340                2,302                 300                2,552                 392                4,390
            0.01                0.001                0.01                0.001                0.01                0.001
       1,127,093            6,646,343           1,007,093            7,414,793           1,307,093           12,521,494

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------

                                                                                         CALIFORNIA
                                             INVESTMENT QUALITY                      INVESTMENT QUALITY      CALIFORNIA
                                                  MUNICIPAL           MUNICIPAL           MUNICIPAL           MUNICIPAL
                                                    TRUST           INCOME TRUST            TRUST           INCOME TRUST
                                                ------------        ------------        ------------        ------------
INVESTMENT INCOME
  Interest Income (Note 1) ..................   $ 22,673,136        $ 57,158,060        $  1,240,080        $ 18,561,938
                                                ------------        ------------        ------------        ------------

EXPENSES
  Investment advisory .......................      1,392,923           5,841,300              79,526           2,051,488
  Administration ............................        596,967                  --              22,722                  --
  Transfer agent ............................         22,783              31,809              10,000              25,863
  Auction agent .............................        389,831             968,222              19,000             353,690
  Custodian .................................        113,500             161,945               4,000              81,969
  Reports to shareholders ...................         52,142              39,031              16,000              50,040
  Directors/Trustees fees ...................         40,473              85,542              12,000              35,230
  Registration ..............................         31,792              49,861               2,000              50,340
  Independent accountants ...................         33,766              27,138               8,000              39,902
  Legal .....................................         39,127              16,498               6,000              12,686
  Insurance .................................          6,734              43,555               1,354              15,424
  Miscellaneous .............................         25,478             115,409              15,131              35,715
                                                ------------        ------------        ------------        ------------
    Total expenses ..........................      2,745,516           7,380,310             195,733           2,752,347
    Less fees waived by Advisor (Note 2) ....             --          (2,433,875)                 --            (854,787)
    Less fees paid indirectly (Note 2) ......        (11,137)            (75,584)                 --             (41,979)
                                                ------------        ------------        ------------        ------------
    Net expenses ............................      2,734,379           4,870,851             195,733           1,855,581
                                                ------------        ------------        ------------        ------------
Net investment income .......................     19,938,757          52,287,209           1,044,347          16,706,357
                                                ------------        ------------        ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
  Net realized gain (loss) on investments ...       (369,453)        (15,056,085)            247,705          (2,398,647)
  Net change in unrealized appreciation
    (depreciation) on investments ...........     (4,013,001)        (33,446,564)           (897,244)         (4,365,363)
                                                ------------        ------------        ------------        ------------
Net gain (loss) on investments ..............     (4,382,454)        (48,502,649)           (649,539)         (6,764,010)
                                                ------------        ------------        ------------        ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS FROM
NET INVESTMENT INCOME .......................     (2,091,204)         (5,491,070)            (90,269)         (1,808,646)
                                                ------------        ------------        ------------        ------------

NET INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS ...................   $ 13,465,099        $ (1,706,510)       $    304,539        $  8,133,701
                                                ============        ============        ============        ============

                       See Notes to Financial Statements.

          FLORIDA                              NEW JERSEY                               NEW YORK
    INVESTMENT QUALITY        FLORIDA      INVESTMENT QUALITY       NEW JERSEY     INVESTMENT QUALITY        NEW YORK
         MUNICIPAL           MUNICIPAL          MUNICIPAL            MUNICIPAL          MUNICIPAL            MUNICIPAL
           TRUST           INCOME TRUST           TRUST            INCOME TRUST           TRUST            INCOME TRUST
       ------------        ------------        ------------        ------------        ------------        ------------
       $  1,387,899        $  7,996,935        $  1,219,546        $  9,119,365        $  1,620,564        $ 15,261,991
       ------------        ------------        ------------        ------------        ------------        ------------


             93,745             906,649              78,017           1,008,246             104,001           1,701,807
             25,927                  --              22,291                  --              29,715                  --
             10,000              21,275              12,000              21,497              10,000              23,497
             21,000             159,022              19,000             166,637              25,000             302,154
              5,000              40,999               5,000              62,673               5,000              72,196
             15,000              41,008              16,000              36,002              16,000              47,125
             12,000              16,097              12,000              17,994              12,000              28,562
                 --              36,223               1,000              45,273                  --              50,254
              8,000              37,318               8,000              37,091               8,000              36,973
              6,000               4,494               6,000               6,107               6,000               9,445
                755               6,731                 651               7,324                 863              12,410
             12,422              21,510              14,118              21,151              15,493              31,342
       ------------        ------------        ------------        ------------        ------------        ------------
            209,849           1,291,326             194,077           1,429,995             232,072           2,315,765
                 --            (377,771)                 --            (420,102)                 --            (709,086)
                 --             (18,815)                 --             (35,323)                 --             (35,366)
       ------------        ------------        ------------        ------------        ------------        ------------
            209,849             894,740             194,077             974,570             232,072           1,571,313
       ------------        ------------        ------------        ------------        ------------        ------------
          1,178,050           7,102,195           1,025,469           8,144,795           1,388,492          13,690,678
       ------------        ------------        ------------        ------------        ------------        ------------


            109,254            (711,143)             24,648            (615,525)             17,396          (2,021,656)

            (92,970)          1,525,829            (414,958)            120,445              56,010           5,742,628
       ------------        ------------        ------------        ------------        ------------        ------------
             16,284             814,686            (390,310)           (495,080)             73,406           3,720,972
       ------------        ------------        ------------        ------------        ------------        ------------

           (119,861)           (764,896)            (90,295)           (914,433)           (118,520)         (1,615,269)
       ------------        ------------        ------------        ------------        ------------        ------------



       $  1,074,473        $  7,151,985        $    544,864        $  6,735,282        $  1,343,378        $ 15,796,381
       ============        ============        ============        ============        ============        ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        INVESTMENT                          MUNICIPAL
                                                                 QUALITY MUNICIPAL TRUST                  INCOME TRUST
                                                              -----------------------------     -----------------------------
                                                                                                                FOR THE PERIOD
                                                                                                               JULY 27, 2001(2)
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED         THROUGH
                                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                                  2002            2001(1)           2002            2001(1)
                                                              ------------     ------------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS:
  Net investment income ..................................    $ 19,938,757     $ 20,063,681     $ 52,287,209     $  7,006,679
  Net realized gain (loss) on investments ................        (369,453)        (139,260)     (15,056,085)        (526,271)
  Net change in unrealized appreciation (depreciation) ...      (4,013,001)      12,674,420      (33,446,564)       5,231,269
  Dividends to preferred shareholders:
    From net investment income ...........................      (2,091,204)      (4,799,537)      (5,491,070)        (562,667)
    In excess of net investment income ...................              --               --               --          (18,927)
                                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets resulting
  from operations ........................................      13,465,099       27,799,304       (1,706,510)      11,130,083
                                                              ------------     ------------     ------------     ------------
DIVIDENDS TO COMMON SHAREHOLDERS:
  From net investment income .............................     (13,532,094)     (13,030,933)     (40,274,799)      (6,444,012)
  In excess of net investment income .....................              --               --               --         (216,763)
                                                              ------------     ------------     ------------     ------------
    Total dividends ......................................     (13,532,094)     (13,030,933)     (40,274,799)      (6,660,775)
                                                              ------------     ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ........              --               --               --      535,236,781
  Net proceeds from the underwriters' over-
    allotment option exercised ...........................              --               --               --       79,503,750
  Reinvestment of common dividends .......................              --               --        2,401,296           38,778
  (Additional) Unused offering costs relating
     to the issuance of preferred shares .................              --          158,743           12,275               --
                                                              ------------     ------------     ------------     ------------
    Net proceeds from capital share transactions .........              --          158,743        2,413,571      614,779,309
                                                              ------------     ------------     ------------     ------------
      Total increase (decrease) ..........................         (66,995)      14,927,114      (39,567,738)     619,248,617
                                                              ------------     ------------     ------------     ------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period ......................................     253,776,511      238,849,397      619,248,617               --
                                                              ------------     ------------     ------------     ------------
End of period ............................................    $253,709,516     $253,776,511     $579,680,879     $619,248,617
                                                              ============     ============     ============     ============
End of period undistributed (distributions
  in excess of) net investment income ....................    $  7,208,291     $  2,938,017     $  6,300,650     $   (235,690)

----------

(1) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1).

                       See Notes to Financial Statements.

    CALIFORNIA INVESTMENT                  CALIFORNIA                     FLORIDA INVESTMENT
   QUALITY MUNICIPAL TRUST           MUNICIPAL INCOME TRUST            QUALITY MUNICIPAL TRUST
-----------------------------     -----------------------------     -----------------------------
                                                  FOR THE PERIOD
                                                 JULY 27, 2001(2)
 YEAR ENDED       YEAR ENDED       YEAR ENDED        THROUGH         YEAR ENDED       YEAR ENDED
 OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
    2002           2001(1)            2002            2001(1)           2002            2001(1)
------------     ------------     ------------     ------------     ------------     ------------

$  1,044,347     $  1,060,522     $ 16,706,357     $  2,156,178     $  1,178,050     $  1,163,769
     247,705           17,385       (2,398,647)          30,121          109,254               --
    (897,244)         610,063       (4,365,363)       4,714,286          (92,970)         964,928

     (90,269)        (209,155)      (1,808,646)        (182,924)        (119,861)        (268,703)
          --               --               --          (18,138)              --               --
------------     ------------     ------------     ------------     ------------     ------------

     304,539        1,478,815        8,133,701        6,699,523        1,074,473        1,859,994
------------     ------------     ------------     ------------     ------------     ------------

    (803,884)        (792,980)     (13,106,112)      (1,973,254)        (907,851)        (896,582)
          --               --               --         (195,660)              --               --
------------     ------------     ------------     ------------     ------------     ------------
    (803,884)        (792,980)     (13,106,112)      (2,168,914)        (907,851)        (896,582)
------------     ------------     ------------     ------------     ------------     ------------

          --               --               --      184,357,095               --               --

          --               --               --       27,933,750               --               --
          --               --          380,015            7,166               --               --

          --               --          (21,042)              --               --               --
------------     ------------     ------------     ------------     ------------     ------------
          --               --          358,973      212,298,011               --               --
------------     ------------     ------------     ------------     ------------     ------------
    (499,345)         685,835       (4,613,438)     216,828,620          166,622          963,412
------------     ------------     ------------     ------------     ------------     ------------


  15,410,800       14,724,965      216,828,620               --       17,472,218       16,508,806
------------     ------------     ------------     ------------     ------------     ------------
$ 14,911,455     $ 15,410,800     $212,215,182     $216,828,620     $ 17,638,840     $ 17,472,218
============     ============     ============     ============     ============     ============

$    236,052     $     92,684     $  1,592,801     $   (213,798)    $    307,064     $    137,794

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        FLORIDA                       NEW JERSEY INVESTMENT
                                                                 MUNICIPAL INCOME TRUST              QUALITY MUNICIPAL TRUST
                                                             ------------------------------      ------------------------------
                                                                              FOR THE PERIOD
                                                                             JULY 27, 2001(2)
                                                              YEAR ENDED          THROUGH         YEAR ENDED        YEAR ENDED
                                                              OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                 2002             2001(1)            2002             2001(1)
                                                             ------------      ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSET
APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS:
  Net investment income ..................................   $  7,102,195      $  1,041,619      $  1,025,469      $    967,744
  Net realized gain (loss) on investments ................       (711,143)         (129,244)           24,648            10,000
  Net change in unrealized appreciation (depreciation) ...      1,525,829         1,316,295          (414,958)          871,565
  Dividends to preferred shareholders:
    From net investment income ...........................       (764,896)          (85,894)          (90,295)         (213,947)
    In excess of net investment income ...................             --              (349)               --                --
                                                             ------------      ------------      ------------      ------------
Net increase in net assets resulting from operations .....      7,151,985         2,142,427           544,864         1,635,362
                                                             ------------      ------------      ------------      ------------
DIVIDENDS TO COMMON SHAREHOLDERS:
  From net investment income .............................     (5,799,995)         (955,725)         (755,976)         (735,851)
  In excess of net investment income .....................             --            (3,889)               --                --
                                                             ------------      ------------      ------------      ------------
    Total dividends ......................................     (5,799,995)         (959,614)         (755,976)         (735,851)
                                                             ------------      ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares ........             --        82,332,227                --                --
  Net proceeds from the underwriters' over-
    allotment option exercised ...........................             --        11,603,250                --                --
  Reinvestment of common dividends .......................        394,894             4,260                --                --
  Additional (Unused) offering costs relating
    to the issuance of preferred shares ..................        (53,160)               --                --                --
                                                             ------------      ------------      ------------      ------------
    Net proceeds from capital share transactions .........        341,734        93,939,737                --                --
                                                             ------------      ------------      ------------      ------------
      Total increase (decrease) ..........................      1,693,724        95,122,550          (211,112)          899,511
                                                             ------------      ------------      ------------      ------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period ......................................     95,122,550                --        14,958,260        14,058,749
                                                             ------------      ------------      ------------      ------------
End of period ............................................   $ 96,816,274      $ 95,122,550      $ 14,747,148      $ 14,958,260
                                                             ============      ============      ============      ============
End of period undistributed (distributions
  in excess of) net investment income ....................   $    548,066      $     (4,238)     $    407,105      $    228,282

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


          NEW JERSEY                      NEW YORK INVESTMENT                      NEW YORK
    MUNICIPAL INCOME TRUST              QUALITY MUNICIPAL TRUST             MUNICIPAL INCOME TRUST
------------------------------      ------------------------------      ------------------------------
                  FOR THE PERIOD                                                          FOR THE PERIOD
                 JULY 27, 2001(2)                                                        JULY 27, 2001(2)
 YEAR ENDED          THROUGH         YEAR ENDED        YEAR ENDED        YEAR ENDED          THROUGH
 OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
    2002             2001(1)            2002             2001(1)            2002             2001(1)
------------      ------------      ------------      ------------      ------------      ------------

$  8,144,795      $    952,596      $  1,388,492      $  1,387,746      $ 13,690,678      $  1,712,744
    (615,525)          (49,975)           17,396                --        (2,021,656)          (68,914)
     120,445           757,996            56,010           913,204         5,742,628          (953,339)

    (914,433)          (78,257)         (118,520)         (276,052)       (1,615,269)         (140,446)
          --           (17,366)               --                --                --           (21,856)
------------      ------------      ------------      ------------      ------------      ------------
   6,735,282         1,564,994         1,343,378         2,024,898        15,796,381           528,189
------------      ------------      ------------      ------------      ------------      ------------

  (6,435,974)         (874,340)       (1,094,531)       (1,068,407)      (10,955,545)       (1,572,298)
          --          (194,025)               --                --                --          (244,679)
------------      ------------      ------------      ------------      ------------      ------------
  (6,435,974)       (1,068,365)       (1,094,531)       (1,068,407)      (10,955,545)       (1,816,977)
------------      ------------      ------------      ------------      ------------      ------------

          --        90,833,498                --                --                --       153,176,800

          --        13,752,000                --                --                --        23,206,500
     651,099             6,679                --                --         1,276,152            15,854

     (54,117)               --                --                --           (27,438)               --
------------      ------------      ------------      ------------      ------------      ------------
     596,982       104,592,177                --                --         1,248,714       176,399,154
------------      ------------      ------------      ------------      ------------      ------------
     896,290       105,088,806           248,847           956,491         6,089,550       175,110,366
------------      ------------      ------------      ------------      ------------      ------------


 105,088,806                --        19,972,918        19,016,427       175,110,366                --
------------      ------------      ------------      ------------      ------------      ------------
$105,985,096      $105,088,806      $ 20,221,765      $ 19,972,918      $181,199,916      $175,110,366
============      ============      ============      ============      ============      ============

$    597,996      $   (211,392)     $    492,564      $    317,123      $    883,082      $   (266,535)

FINANCIAL HIGHLIGHTS
BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,(1)
                                                                  ----------------------------------------------------------------
                                                                    2002          2001          2000          1999          1998
                                                                  --------      --------      --------      --------      --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) ..........................  $  15.19      $  14.30      $  13.95      $  15.78      $  15.32
                                                                  --------      --------      --------      --------      --------
Investment operations:
  Net investment income ........................................      1.20          1.20          1.13          1.09          1.08
  Net realized and unrealized gain (loss) on investments .......     (0.26)         0.75          0.43         (1.63)         0.70
  Dividends and distributions to preferred shareholders:
    From net investment income .................................     (0.13)        (0.29)        (0.35)        (0.24)        (0.24)
    Net realized gain on investments ...........................        --            --            --         (0.04)        (0.07)
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) from investment operations .............      0.81          1.66          1.21         (0.82)         1.47
                                                                  --------      --------      --------      --------      --------
Dividends and distributions to common shareholders:
  From net investment income ...................................     (0.81)        (0.78)        (0.83)        (0.86)        (0.81)
  Net realized gain on investment ..............................        --            --            --         (0.15)        (0.20)
                                                                  --------      --------      --------      --------      --------
Total dividends and distributions ..............................     (0.81)        (0.78)        (0.83)        (1.01)        (1.01)
                                                                  --------      --------      --------      --------      --------
Capital change with respect to issuance of preferred shares ....        --          0.01         (0.03)           --            --
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year(2) ................................  $  15.19      $  15.19      $  14.30      $  13.95      $  15.78
                                                                  ========      ========      ========      ========      ========
Market value, end of year(2) ...................................  $  13.48      $  13.73      $  12.13      $  13.13      $  15.44
                                                                  ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN(3) .....................................      4.14%        20.03%        (1.27)%       (9.03)%       23.81%
                                                                  ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses before fees paid indirectly ...........................      1.09%         1.14%         1.20%         1.05%         1.04%
Expenses after fees paid indirectly ............................      1.09%         1.14%         1.20%         1.05%         1.04%
Net investment income after fees paid indirectly, and
   before preferred share dividends ............................      7.93%         8.10%         8.18%         7.21%         6.95%
Preferred share dividends ......................................      0.83%         1.94%         2.53%         1.60%         1.53%
Net investment income available to common shareholders .........      7.10%         6.16%         5.65%         5.61%         5.42%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ................  $251,428      $247,832      $230,746      $252,536      $259,280
Portfolio turnover .............................................        19%            4%           35%           26%           46%
Net assets of common shareholders, end of year (000) ...........  $253,710      $253,777      $238,849      $233,085      $263,590
Preferred shares outstanding (000) .............................  $146,550      $146,550      $146,550      $130,000      $130,000
Asset coverage per preferred share, end of year ................  $ 68,292      $ 68,308      $ 65,745      $ 69,824      $ 75,690

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                                           JULY 27, 2001(1)
                                                               YEAR ENDED      THROUGH
                                                               OCTOBER 31,   OCTOBER 31,
                                                                  2002        2001(2,3)
                                                                --------      --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) ......................  $  14.30      $  14.33
                                                                --------      --------
Investment operations:
   Net investment income .....................................      1.20          0.17
   Net realized and unrealized gain (loss) on investments ....     (1.11)         0.12
   Dividends and distributions to preferred shareholders:
     From net investment income ..............................     (0.13)        (0.01)
     In excess of net investment income ......................        --         (0.00)(5)
                                                                --------      --------
Net increase (decrease) from investment operations ...........     (0.04)         0.28
                                                                --------      --------
Dividends and distributions to common shareholders:
   From net investment income ................................     (0.93)        (0.16)
   In excess of net investment income ........................        --         (0.01)
                                                                --------      --------
Total dividends and distributions ............................     (0.93)        (0.17)
                                                                --------      --------
Capital change with respect to issuance of:
   Common shares .............................................        --         (0.03)
   Preferred shares ..........................................      0.00(5)      (0.11)
                                                                --------      --------
Total capital charges ........................................      0.00(5)      (0.14)
                                                                --------      --------
Net asset value, end of period(4) ............................  $  13.33      $  14.30
                                                                ========      ========
Market value, end of period(4) ...............................  $  13.46      $  14.75
                                                                ========      ========
TOTAL INVESTMENT RETURN(6) ...................................     (2.40)%       (1.13)%
                                                                ========      ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after expense offsets ...............................      0.81%         0.61%
Expenses before expense offsets ..............................      1.23%         0.91%
Net investment income after expense offsets and before
  preferred share dividends ..................................      8.74%         4.59%
Preferred share dividends ....................................      0.92%         0.38%
Net investment income available to common shareholders .......      7.82%         4.21%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ..............  $598,425      $572,610
Portfolio turnover ...........................................        70%           27%
Net assets of common shareholders, end of period (000) .......  $579,681      $619,249
Preferred shares outstanding (000) ...........................  $375,125      $375,125
Asset coverage per preferred share, end of period ............  $ 63,636      $ 66,275

----------
(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).

(2)  Calculated using the average shares outstanding method.

(3) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Amount is less than $0.005 per share.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,(1)
                                                                ---------------------------------------------------------------
                                                                  2002          2001          2000          1999          1998
                                                                -------       -------       -------       -------       -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) .......................   $ 15.30       $ 14.62       $ 14.34       $ 15.49       $ 14.77
                                                                -------       -------       -------       -------       -------
Investment operations:
   Net investment income ....................................      1.04          1.05          1.06          1.05          1.05
   Net realized and unrealized gain (loss) on investments ...     (0.64)         0.63          0.29         (1.10)         0.79
   Dividends to preferred shareholders from net
     investment income ......................................     (0.09)        (0.21)        (0.25)        (0.22)        (0.24)
                                                                -------       -------       -------       -------       -------
Net increase (decrease) from investment operations ..........      0.31          1.47          1.10         (0.27)         1.60
                                                                -------       -------       -------       -------       -------
Dividends to common shareholders from net
    investment income .......................................     (0.80)        (0.79)        (0.82)        (0.88)        (0.88)
                                                                -------       -------       -------       -------       -------
Net asset value, end of year(2) .............................   $ 14.81       $ 15.30       $ 14.62       $ 14.34       $ 15.49
                                                                =======       =======       =======       =======       =======
Market value, end of year(2) ................................   $ 13.38       $ 15.55       $ 14.00       $ 15.50       $16.125
                                                                =======       =======       =======       =======       =======
TOTAL INVESTMENT RETURN(3) ..................................     (9.26)%       17.03%        (4.33)%        1.52%        13.70%
                                                                =======       =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses ....................................................      1.29%         1.38%         1.41%         1.34%         1.36%
Net investment income before preferred share dividends ......      6.86%         7.04%         7.36%         6.95%         6.93%
Preferred share dividends ...................................      0.59%         1.39%         1.75%         1.47%         1.60%
Net investment income available to common shareholders ......      6.27%         5.65%         5.61%         5.48%         5.33%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............   $15,221       $15,072       $14,450       $15,170       $15,265
Portfolio turnover ..........................................        30%            1%            0%            4%            0%
Net assets of common shareholders, end of year (000) ........   $14,911       $15,411       $14,725       $14,439       $15,595
Preferred shares outstanding (000) ..........................   $ 7,500       $ 7,500       $ 7,500       $ 7,500       $ 7,500
Asset coverage per preferred share, end of year .............   $74,706       $76,377       $74,097       $73,138       $76,990

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                                           JULY 27, 2001(1)
                                                              YEAR ENDED        THROUGH
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2002          2001(2,3)
                                                               --------        --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .....................  $  14.50        $  14.33
                                                               --------        --------
Investment operations:
   Net investment income ....................................      1.11            0.16
   Net realized and unrealized gain (loss) on investments ...     (0.46)           0.32
   Dividends and distributions to preferred shareholders:
     From net investment income .............................     (0.12)          (0.01)
     In excess of net investment income .....................        --           (0.00)(5)
                                                               --------        --------
Net increase from investment operations .....................      0.53            0.47
                                                               --------        --------
Dividends and distributions to common shareholders:
   From net investment income ...............................     (0.87)          (0.15)
   In excess of net investment income .......................        --           (0.01)
                                                               --------        --------
Total dividends and distributions ...........................     (0.87)          (0.16)
                                                               --------        --------
Capital change with respect to issuance of:
   Common shares ............................................        --           (0.03)
   Preferred shares .........................................     (0.00)(5)       (0.11)
                                                               --------        --------
Total capital charges .......................................     (0.00)(5)       (0.14)
                                                               --------        --------
Net asset value, end of period(4) ...........................  $  14.16        $  14.50
                                                               ========        ========
Market value, end of period(4) ..............................  $  13.09        $  14.75
                                                               ========        ========
TOTAL INVESTMENT RETURN(6) ..................................     (5.49)%         (1.17)%
                                                               ========        ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after expense offsets ..............................      0.88%           0.72%
Expenses before expense offsets .............................      1.31%           1.02%
Net investment income after expense offsets and before
  preferred share dividends .................................      7.96%           4.06%
Preferred share dividends ...................................      0.86%           0.38%
Net investment income available to common shareholders ......      7.10%           3.68%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $209,965        $199,356
Portfolio turnover ..........................................        44%             16%
Net assets of common shareholders, end of period (000) ......  $212,215        $216,829
Preferred shares outstanding (000) ..........................  $131,950        $131,950
Asset coverage per preferred share, end of period ...........  $ 65,211        $ 66,086

----------

(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).

(2)  Calculated using the average shares outstanding method.

(3) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Amount is less than $0.005 per share.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

(8)  Annualized

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001           2000           1999           1998
                                                               -------        -------        -------        -------        -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) .......................  $ 15.50        $ 14.65        $ 14.29        $ 15.69        $ 14.86
                                                               -------        -------        -------        -------        -------
Investment operations:
   Net investment income ....................................     1.05           1.03           1.07           1.05           1.05
   Net realized and unrealized gain (loss) on investments ...     0.02           0.86           0.40          (1.41)          0.81
   Dividends to preferred shareholders from net
     investment income ......................................    (0.11)         (0.24)         (0.31)         (0.24)         (0.28)
                                                               -------        -------        -------        -------        -------
Net increase (decrease) from investment operations ..........     0.96           1.65           1.16          (0.60)          1.58
                                                               -------        -------        -------        -------        -------
Dividends to common shareholders from net
    investment income .......................................    (0.81)         (0.80)         (0.80)         (0.80)         (0.75)
                                                               -------        -------        -------        -------        -------
Net asset value, end of year(2) .............................  $ 15.65        $ 15.50        $ 14.65        $ 14.29        $ 15.69
                                                               =======        =======        =======        =======        =======
Market value, end of year(2) ................................  $ 14.50        $ 14.36        $13.125        $12.8125       $15.125
                                                               =======        =======        =======        =======        =======
TOTAL INVESTMENT RETURN(3) ..................................     6.52%         15.65%          9.00%        (10.60)%        19.70%
                                                               =======        =======        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(4)
Expenses ....................................................     1.20%          1.38%          1.22%          1.27%          1.31%
Net investment income before preferred share dividends ......     6.76%          6.83%          7.48%          7.11%          6.81%
Preferred share dividends ...................................     0.69%          1.58%          2.18%          1.64%          1.80%
Net investment income available to common shareholders ......     6.07%          5.25%          5.30%          5.47%          5.01%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $17,427        $17,046        $16,167        $16,736        $17,299
Portfolio turnover ..........................................        8%             0%             0%             0%             0%
Net assets of common shareholders, end of year (000) ........  $17,639        $17,472        $16,509        $16,110        $17,684
Preferred shares outstanding (000) ..........................  $ 8,500        $ 8,500        $ 8,500        $ 8,500        $ 8,500
Asset coverage per preferred share, end of year .............  $76,886        $76,397        $73,570        $72,390        $77,017

----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITFD-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                                          FOR THE PERIOD
                                                                         JULY 27, 2001(1)
                                                              YEAR ENDED      THROUGH
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2002        2001(2,3)
                                                               -------        -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .....................  $ 14.37        $ 14.33
                                                               -------        -------
Investment operations:
   Net investment income ....................................     1.07           0.17
   Net realized and unrealized gain on investments ..........     0.13           0.18
   Dividends and distributions to preferred shareholders:
     From net investment income .............................    (0.12)         (0.01)
     In excess of net investment income .....................       --          (0.00)(5)
                                                               -------        -------
Net increase from investment operations .....................     1.08           0.34
                                                               -------        -------
Dividends and distributions to common shareholders:
   From net investment income ...............................    (0.87)         (0.16)
   In excess of net investment income .......................       --          (0.00)(5)
                                                               -------        -------
Total dividends and distributions ...........................    (0.87)         (0.16)
                                                               -------        -------
Capital change with respect to issuance of:
   Common shares ............................................       --          (0.03)
   Preferred shares .........................................    (0.01)         (0.11)
                                                               -------        -------
Total capital charges .......................................    (0.01)         (0.14)
                                                               -------        -------
Net asset value, end of period(4) ...........................  $ 14.57        $ 14.37
                                                               =======        =======
Market value, end of period(4) ..............................  $ 13.65        $ 14.50
                                                               =======        =======
TOTAL INVESTMENT RETURN(6) ..................................     0.16%         (2.84)%
                                                               =======        =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after expense offsets ..............................     0.96%          0.87%
Expenses before expense offsets .............................     1.38%          1.17%
Net investment income after expense offsets and before
  preferred share dividends .................................     7.59%          4.43%
Preferred share dividends ...................................     0.82%          0.37%
Net investment income available to common shareholders ......     6.77%          4.06%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $93,558        $87,918
Portfolio turnover ..........................................       35%            28%
Net assets of common shareholders, end of period (000) ......  $96,816        $95,123
Preferred shares outstanding (000) ..........................  $57,550        $57,550
Asset coverage per preferred share, end of period ...........  $67,060        $66,323

----------

(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).

(2)  Calculated using the average shares outstanding method.

(3) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Amount is less than $0.005 per share.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED OCTOBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001           2000           1999           1998
                                                               -------        -------        -------        -------        -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) .......................  $ 14.85        $ 13.96        $ 13.52        $ 14.95        $ 14.19
                                                               -------        -------        -------        -------        -------
Investment operations:
   Net investment income ....................................     1.02           0.96           1.01           1.00           1.00
   Net realized and unrealized gain (loss) on investments ...    (0.39)          0.87           0.43          (1.47)          0.71
   Dividends to preferred shareholders from net
     investment income ......................................    (0.09)         (0.21)         (0.27)         (0.23)         (0.24)
                                                               -------        -------        -------        -------        -------
Net increase (decrease) from investment operations ..........     0.54           1.62           1.17          (0.70)          1.47
                                                               -------        -------        -------        -------        -------
Dividends to common shareholders from net
   investment income ........................................    (0.75)         (0.73)         (0.73)         (0.73)         (0.71)
                                                               -------        -------        -------        -------        -------
Net asset value, end of year(2) .............................  $ 14.64        $ 14.85        $ 13.96        $ 13.52        $ 14.95
                                                               =======        =======        =======        =======        =======
Market value, end of year(2) ................................  $ 13.30        $ 13.75        $12.125        $ 12.25        $14.125
                                                               =======        =======        =======        =======        =======
TOTAL INVESTMENT RETURN(3) ..................................     2.07%         19.63%          5.08%         (8.77)%        15.56%
                                                               =======        =======        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(4)

Expenses ....................................................     1.31%          1.54%          1.32%          1.29%          1.35%
Net investment income before preferred share dividends ......     6.93%          6.64%          7.44%          6.94%          6.88%
Preferred share dividends ...................................     0.61%          1.47%          1.98%          1.59%          1.68%
Net investment income available to common shareholders ......     6.32%          5.17%          5.46%          5.35%          5.20%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $14,791        $14,570        $13,696        $14,550        $14,663
Portfolio turnover ..........................................       14%             9%            23%            17%             0%
Net assets of common shareholders, end of year (000) ........  $14,747        $14,958        $14,059        $13,620        $15,055
Preferred shares outstanding (000) ..........................  $ 7,500        $ 7,500        $ 7,500        $ 7,500        $ 7,500
Asset coverage per preferred share, end of year .............  $74,159        $74,862        $71,879        $70,409        $75,191

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD
                                                                                 JULY 27, 2001(1)
                                                             YEAR ENDED              THROUGH
                                                             OCTOBER 31,            OCTOBER 31,
                                                                 2002                2001(2,3)
                                                               -------                -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .....................  $ 14.26                $ 14.33
                                                               -------                -------
Investment operations:
   Net investment income ....................................     1.10                   0.14
   Net realized and unrealized gain (loss) on investments ...    (0.07)                  0.10
   Dividends and distributions to preferred shareholders:
     From net investment income .............................    (0.12)                 (0.01)
     In excess of net investment income .....................       --                  (0.00)(5)
                                                               -------                -------
Net increase from investment operations .....................     0.91                   0.23
                                                               -------                -------
Dividends and distributions to common shareholders:
   From net investment income ...............................    (0.87)                 (0.13)
   In excess of net investment income .......................       --                  (0.03)
                                                               -------                -------
Total dividends and distributions ...........................    (0.87)                 (0.16)
                                                               -------                -------
Capital change with respect to issuance of:
   Common shares ............................................       --                  (0.03)
   Preferred shares .........................................    (0.01)                 (0.11)
                                                               -------                -------
Total capital charges .......................................    (0.01)                 (0.14)
                                                               -------                -------
Net asset value, end of period(4) ...........................  $ 14.29                $ 14.26
                                                               =======                =======
Market value, end of period(4) ..............................  $ 13.64                $ 14.84
                                                               =======                =======
TOTAL INVESTMENT RETURN(6) ..................................    (2.25)%                (0.56)%
                                                               =======                =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after expense offsets ..............................     0.93%                  0.83%
Expenses before expense offsets .............................     1.37%                  1.12%
Net investment income after expense offsets and before
 preferred share dividends ..................................     7.81%                  3.67%
Preferred share dividends ...................................     0.88%                  0.37%
Net investment income available to common shareholders ......     6.93%                  3.30%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $104,241               $97,050
Portfolio turnover ..........................................        50%                   16%
Net assets of common shareholders, end of period (000) ......  $105,985              $105,089
Preferred shares outstanding (000) ..........................   $63,800               $63,800
Asset coverage per preferred share, end of period ...........   $66,538               $66,187

----------

(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).

(2)  Calculated using the average shares outstanding method.

(3) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Amount is less than $0.005 per share.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED OCTOBER 31,(1)
                                                               -------------------------------------------------------------------
                                                                 2002           2001           2000           1999           1998
                                                               -------        -------        -------        -------        -------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(2) .......................  $ 15.28        $ 14.55        $ 14.11        $ 15.58        $ 14.91
                                                               -------        -------        -------        -------        -------
Investment operations:
   Net investment income ....................................     1.06           1.06           1.08           1.08           1.06
   Net realized and unrealized gain (loss) on investments ...     0.06           0.70           0.44          (1.50)          0.67
   Dividends to preferred shareholders from net
     investment income ......................................    (0.09)         (0.21)         (0.26)         (0.23)         (0.24)
                                                               -------        -------        -------        -------        -------
Net increase (decrease) from investment operations ..........     1.03           1.55           1.26          (0.65)          1.49
                                                               -------        -------        -------        -------        -------
Dividends to common shareholders from net
   investment income ........................................    (0.84)         (0.82)         (0.82)         (0.82)         (0.82)
                                                               -------        -------        -------        -------        -------
Net asset value, end of year(2) .............................  $ 15.47        $ 15.28        $ 14.55        $ 14.11        $ 15.58
                                                               =======        =======        =======        =======        =======
Market value, end of year(2) ................................  $ 14.40        $ 14.20        $12.625        $ 13.63        $ 15.13
                                                               =======        =======        =======        =======        =======
TOTAL INVESTMENT RETURN:(3) .................................     7.42%         19.20%         (1.21)%        (4.86)%        11.85%
                                                               =======        =======        =======        =======        =======
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(4)
Expenses ....................................................     1.17%          1.31%          1.21%          1.09%          1.15%
Net investment income before preferred share dividends ......     6.97%          7.06%          7.63%          7.13%          7.02%
Preferred share dividends ...................................     0.60%          1.40%          1.83%          1.50%          1.60%
Net investment income available to common shareholders ......     6.37%          5.66%          5.81%          5.63%          5.42%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $19,915        $19,663        $18,523        $19,791        $19,980
Portfolio turnover ..........................................        7%             0%            22%             0%             0%
Net assets of common shareholders, end of year (000) ........  $20,222        $19,973        $19,016        $18,443        $20,359
Preferred shares outstanding (000) ..........................  $ 9,800        $ 9,800        $ 9,800        $ 9,800        $ 9,800
Asset coverage per preferred share, end of year .............  $76,590        $75,955        $73,516        $72,048        $76,935

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(2) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(3) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                                  JULY 27, 2001(1)
                                                              YEAR ENDED               THROUGH
                                                              OCTOBER 31,            OCTOBER 31,
                                                                 2002                 2001(2,3)
                                                               --------               --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .....................  $  14.09               $  14.33
                                                               --------               --------
Investment operations:
   Net investment income ....................................      1.09                   0.15
   Net realized and unrealized gain (loss) on investments ...      0.29                  (0.08)
   Dividends and distributions to preferred shareholders:
     From net investment income .............................     (0.13)                 (0.01)
     In excess of net investment income .....................        --                  (0.00)(5)
                                                               --------               --------
Net increase from investment operations .....................      1.25                   0.06
                                                               --------               --------
Dividends and distributions to common shareholders:
   From net investment income ...............................     (0.87)                 (0.14)
   In excess of net investment income .......................        --                  (0.02)
                                                               --------               --------
Total dividends and distributions ...........................     (0.87)                 (0.16)
                                                               --------               --------
Capital change with respect to issuance of:
   Common shares ............................................        --                  (0.03)
   Preferred shares .........................................    (0.00)(5)               (0.11)
                                                               --------               --------
Total capital charges .......................................    (0.00)(5)               (0.14)
                                                               --------               --------
Net asset value, end of period(4) ...........................  $  14.47               $  14.09
                                                               ========               ========
Market value, end of period(4) ..............................  $  13.42               $  14.62
                                                               ========               ========
TOTAL INVESTMENT RETURN(6) ..................................     (2.25)%                (5.58)%
                                                               ========               ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(7,8)
Expenses after expense offsets ..............................      0.90%                  0.73%
Expenses before expense offsets .............................      1.33%                  1.03%
Net investment income after expense offsets and
  before preferred share dividends ..........................      7.87%                  3.93%
Preferred share dividends ...................................      0.93%                  0.37%
Net investment income available to common shareholders ......      6.94%                  3.56%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .............  $173,885               $163,077
Portfolio turnover ..........................................        57%                     2%
Net assets of common shareholders, end of period (000) ......  $181,200               $175,110
Preferred shares outstanding (000) ..........................  $109,750               $109,750
Asset coverage per preferred share, end of period ...........  $ 66,279               $ 64,894

----------

(1) Commencement of investment operations. This information includes the initial investment by BlackRock Advisors, Inc. Net asset value immediately after the closing of the first public offering was $14.30 (Note 1).

(2)  Calculated using the average shares outstanding method.

(3) Prior period amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(5)  Amount is less than $0.005 per share.

(6) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(7) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.

(8)  Annualized

The information above represents the audited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Investment Quality Municipal Trust Inc. ("Municipal Investment Quality") was organized as a Maryland corporation on November 19, 1992. The BlackRock California Investment Quality Municipal Trust Inc. ("California Investment Quality"), The BlackRock New Jersey Investment Quality Municipal Trust Inc. ("New Jersey Investment Quality") and The BlackRock New York Investment Quality Municipal Trust Inc. ("New York Investment Quality") were organized as Maryland corporations on April 12, 1993. The BlackRock Florida Investment Quality Municipal Trust Inc. ("Florida Investment Quality") was organized as a Massachusetts business trust on April 15, 1993. BlackRock
Municipal Income Trust ("Municipal Income"), BlackRock California Municipal Income Trust ("California Income"), BlackRock Florida Municipal Income Trust ("Florida Income"), BlackRock New Jersey Municipal Income Trust ("New Jersey Income") and BlackRock New York Municipal Income Trust ("New York Income") (collectively the "Income Trusts") were organized as Delaware business trusts on March 30, 2001. Municipal Investment Quality and Municipal Income are registered as diversified closed-end management investment companies under the Investment Company Act of 1940. California Investment Quality, California Income, Florida Investment Quality, Florida Income, New Jersey Investment Quality, New Jersey Income, New York Investment Quality and New York Income are registered as non-diversified closed-end management investment companies under the Investment Company Act of 1940. Municipal Investment Quality, California Investment Quality, Florida Investment Quality, New Jersey Investment Quality and New York Investment Quality are herein referred to as the Investment Quality Trusts. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a state, a specific industry or region.

The following is a summary of significant accounting policies followed by the Trusts.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust's Board of Directors/Trustees (the "Board"). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, each Trust's Board.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Each Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission ("SEC") require that each Trust segregate assets in connection with certain investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), each Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is each Trust's intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the gross income of each Trust consists of tax-exempt interest, no Federal income tax provisions are required.

DIVIDENDS AND DISTRIBUTIONS: Each Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under the revised deferred compensation plan approved by each Trust's Board on September 20, 2002, non-interested
Directors/Trustees may elect to defer receipt of all or a portion of their annual compensation, and beginning on January 1, 2003 will be required to defer a portion of their annual compensation pursuant to the plan.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Directors/Trustees. This has the same economic effect for the Directors/Trustees as if the Directors/Trustees had invested the deferred amounts in such other BlackRock Trusts.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. Each Trust may, however, elect to invest in common shares of those Trusts selected by the Directors/Trustees in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trusts have reclassified its Auction Market Preferred Shares ("AMPS") out-
side of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior period amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trusts.

     RECLASSIFICATION OF CAPITAL ACCOUNTS: In order to present paid-in capital ("PIC"), undistributed (distribution in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character the following accounts were increased (decreased):

                                                                     ACCUMULATED
FUND                                     PIC             UNII            GAIN
----                                   -------         --------      -----------
Municipal Investment Quality           $      --       $(45,185)      $ 45,185
Municipal Income                         (15,000)        15,000             --
California Investment Quality           (504,389)        (6,826)       511,215
California Income                        (15,000)        15,000             --
Florida Investment Quality              (584,437)        (4,068)       588,505
Florida Income                           (15,000)        15,000             --
New Jersey Investment Quality           (554,124)          (375)       554,499
New Jersey Income                        (15,000)        15,000             --
New York Investment Quality             (430,522)            --        430,522
New York Income                          (29,753)        29,753             --

NOTE 2. AGREEMENTS

Each Trust has an Investment  Advisory Agreement with BlackRock  Advisors,  Inc.
(the "Advisor"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Financial Management, Inc., a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor to the Income Trusts. BlackRock, Inc. is an indirect majority owned subsidiary of The PNC Financial Services Group, Inc. The investment management agreement on the Income Trusts covers both investment advisory and administration services. Municipal Investment Quality has an Administration Agreement with Princeton Administrators, L.P. ("Princeton"), an indirect wholly owned affiliate of Merrill Lynch & Co., Inc. California Investment Quality, Florida Investment Quality, New Jersey Investment Quality and New York Investment Quality have Administration Agreements with Prudential Investments LLC ("PI"), an indirect wholly owned subsidiary of Prudential Financial, Inc.

     Each Trust's investment advisory fee paid to the Advisor is computed weekly and payable monthly based on an annual rate, 0.35% for the Investment Quality Trusts and 0.60% for the Income Trusts, of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fee or other expenses on the Income Trusts as a percentage of managed assets as follows: 0.25% for the first five years of each of the Trust's operations, 0.20% in year six, 0.15% in year seven, 0.10% in year eight and 0.05% in year nine. The investment advisory fee and waiver amount (if applicable) for each Trust for the periods ended October 31, 2002, 2001 and 2000, were as follows:

                                         OCTOBER 31, 2002                 OCTOBER 31, 2001                OCTOBER 31, 2000
                                   ----------------------------      --------------------------      --------------------------
FUND                               ADVISORY FEE        WAIVER        ADVISORY FEE       WAIVER       ADVISORY FEE       WAIVER
----                               ------------        ------        ------------       ------       ------------       ------
Municipal Investment Quality        $1,392,923       $       --       $1,384,129       $     --       $1,313,673       $     --
Municipal Income                     5,841,300        2,433,875        1,066,877        444,532              N/A            N/A
California Investment Quality           79,526               --           79,219             --           77,246             --
California Income                    2,051,488          854,787          372,015        155,006              N/A            N/A
Florida Investment Quality              93,745               --           89,654             --           87,048             --
Florida Income                         906,649          377,771          163,786         68,244              N/A            N/A
New Jersey Investment Quality           78,017               --           77,458             --           74,594             --
New Jersey Income                    1,008,246          420,102          180,916         75,382              N/A            N/A
New York Investment Quality            104,001               --          103,403             --           99,674             --
New York Income                      1,701,807          709,086          305,092        127,122              N/A            N/A

     The administration fee paid to each Trust's respective administrator is computed weekly and payable monthly based on an annual rate, 0.10% to PI and 0.15% to Princeton, on other than the Income Trusts, of the Trust's average weekly managed assets. The administration fee paid to Princeton is subject to a minimum monthly fee of $12,500. The total dollar amounts paid to the administrators by the Trusts for the years ended October 31, 2002, 2001 and 2000, were as follows:

                                        OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
FUND                                       2002          2001          2000
--------                                 --------      --------      --------
Municipal Investment Quality             $596,967      $593,198      $563,003
California Investment Quality              22,722        22,634        22,070
Florida Investment Quality                 25,927        25,616        24,871
New Jersey Investment Quality              22,291        22,131        21,312
New York Investment Quality                29,715        29,544        28,478

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of each Trust who are affiliated persons of the Advisor. The Advisor pays occupancy and certain clerical and accounting costs for the Income Trusts. Each Investment Quality Trust's administrator pays occupancy and certain clerical and accounting costs of their respective Trust(s). Each Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to each Trust.

     Pursuant to the terms of the custody agreement, Municipal Investment Quality, Municipal Income, California Income, Florida Income, New Jersey Income and New York Income received earning credits from its custodian for positive cash balances maintained, which are used to offset custody fees, in the amounts of $11,137, $75,584, $41,979, $18,815, $35,323 and $35,366, respectively.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2002, were as follows:

FUND                                 PURCHASES        SALES             FUND                               PURCHASES        SALES
----                              -------------   ------------          ----                              ------------  ------------
Municipal Investment Quality      $  73,698,533   $ 78,363,590          Florida Income                    $ 52,843,240  $ 56,744,572
Municipal Income                    685,246,545    676,310,612          New Jersey Investment Quality        2,943,810     3,134,850
California Investment Quality         6,696,371      6,564,109          New Jersey Income                   82,829,738    83,579,592
California Income                   150,882,336    171,206,792          New York Investment Quality          1,975,753     2,181,048
Florida Investment Quality            1,911,058      2,001,428          New York Income                    162,425,834   159,237,095

     At October 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by each Trust were as follows:

FUND                                    COST         APPRECIATION     DEPRECIATION          NET
--------                            ------------     ------------     ------------      -----------
Municipal Investment Quality        $373,719,339     $26,871,769       $ 5,829,728      $21,042,041
Municipal Income                     987,763,440      15,347,481        43,521,699      (28,174,218)
California Investment Quality         20,659,173       1,695,490           392,572        1,302,918
California Income                    346,577,525       4,799,325         4,446,343          352,982
Florida Investment Quality            22,838,484       2,356,012                --        2,356,012
Florida Income                       152,375,056       2,992,123           167,708        2,824,415
New Jersey Investment Quality         19,949,250       1,961,605           432,653        1,528,952
New Jersey Income                    167,010,090       2,842,020         1,953,645          888,375
New York Investment Quality           26,541,898       2,562,072                --        2,562,072
New York Income                      281,814,745       6,066,413         1,277,664        4,788,749

     For Federal income tax purposes, the following Trusts had capital loss carryforwards at October 31, 2002. These amounts may be used to offset future realized capital gains, if any:

                                   CAPITAL LOSS                                                    CAPITAL LOSS
                                   CARRYFORWARD                                                    CARRYFORWARD
FUND                                  AMOUNT         EXPIRES      FUND                                AMOUNT            EXPIRES
----                               ------------      -------      ----                             ------------         -------
Municipal Investment Quality       $   324,268        2010        New Jersey Investment Quality     $  228,242           2008
Municipal Investment Quality           133,706        2009        New Jersey Investment Quality          6,166           2004
Municipal Investment Quality         5,068,444        2008        New Jersey Investment Quality        281,021           2003
Municipal Investment Quality           312,281        2007        New Jersey Income                    615,438           2010
Municipal Income                    15,055,804        2010        New Jersey Income                     49,975           2009
Municipal Income                       526,271        2009        New York Investment Quality          248,074           2008
California Investment Quality               --          --        New York Investment Quality           11,820           2007
California Income                    2,398,646        2010        New York Investment Quality          199,428           2003
Florida Investment Quality                  --          --        New York Income                       68,166           2010
Florida Income                         711,136        2010
Florida Income                         111,530        2009

     Accordingly, no capital gain distributions are expected to be paid to shareholders of a Trust until that Trust has net realized capital gains in excess of its capital loss carryforward amounts. New York Income's tax year end is July 31st.

NOTE 4. CAPITAL

There are 200 million of $.01 par value common shares authorized for each of the Investment Quality Trusts. There are an unlimited number of $.001 par value common shares authorized for the Income Trusts. Each Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. At October 31, 2002, the common shares outstanding and the shares owned by affiliates of the Advisor of each Trust were as follows:

                                                  COMMON
                                                  SHARES              COMMON
FUND                                            OUTSTANDING        SHARES OWNED
----                                            -----------        ------------
Municipal Investment Quality                    16,707,903              7,205
Municipal Income                                43,482,711              8,205
California Investment Quality                    1,007,093              7,093
California Income                               14,985,501              8,191
Florida Investment Quality                       1,127,093              7,093
Florida Income                                   6,646,343              8,194
New Jersey Investment Quality                    1,007,093              7,093
New Jersey Income                                7,414,793              8,195
New York Investment Quality                      1,307,093              7,093
New York Income                                 12,521,494              8,199

     During the year ended October 31, 2002, Municipal Income, California Municipal Income, Florida Municipal Income, New Jersey Municipal Income and New York Municipal Income issued additional shares under their dividend reinvestment plans of 171,937, 26,975, 28,015, 46,292, and 92,332, respectively.

     As of October 31, 2002, each Trust had the following series of Auction Market Preferred Shares ("preferred shares") outstanding as listed in the table below. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends.

FUND AND SERIES                   SHARES          FUND AND SERIES                    SHARES
---------------                   ------          ---------------                    ------
Municipal Investment Quality                      Florida Income
T7                                 3,262          T7                                 2,302
T28                                2,600          New Jersey Investment Quality
Municipal Income                                  T7                                   300
M7                                 3,001          New Jersey Income
T7                                 3,001          R7                                 2,552
W7                                 3,001          New York Investment Quality
R7                                 3,001          F7                                   392
F7                                 3,001          New York Income
California Investment Quality                     W7                                 2,195
W7                                   300          F7                                 2,195
California Income
T7                                 2,639
R7                                 2,639
Florida Investment Quality
R7                                   340

     Dividends on seven-day preferred shares are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on twenty-eight day preferred shares are cumulative at a rate which is reset every 28 days based on the results of an auction. The dividend ranges on the preferred shares for each of the Trusts for the year ended October 31, 2002, were:

FUND                                    LOW             HIGH           FUND                                 LOW             HIGH
----                                   -----            -----          ----                                -----            -----
Municipal Investment Quality           1.15%            2.00%          Florida Income                      0.35%            1.80%
Municipal Income                       1.00             2.15           New Jersey Investment Quality       0.90             1.50
California Investment Quality          1.00             1.55           New Jersey Income                   1.10             1.85
California Income                      0.80             2.00           New York Investment Quality         0.90             1.60
Florida Investment Quality             0.50             1.95           New York Income                     1.10             2.00

     A Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

     The preferred shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Declaration of Trust, are not satisfied.

     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two Directors/Trustees for each Trust. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in a Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to October 31, 2002, the Board of each Trust declared dividends from undistributed earnings per common share payable December 2, 2002, to shareholders of record on November 15, 2002. The per share common dividends declared were:

                                    COMMON DIVIDEND                                             COMMON DIVIDEND
FUND                                   PER SHARE              FUND                                 PER SHARE
----                                ---------------           ----                              ---------------
Municipal Investment Quality           $0.072500              Florida Income                        $0.073542
Municipal Income                        0.078125              New Jersey Investment Quality          0.065900
California Investment Quality           0.068333              New Jersey Income                      0.072500
California Income                       0.073750              New York Investment Quality            0.073125
Florida Investment Quality              0.068800              New York Income                        0.073125


   The dividends declared on preferred shares for the period November 1, 2002 to November 30, 2002, for each of the Trusts were as follows:

                              DIVIDENDS                                   DIVIDENDS                                      DIVIDENDS
FUND AND SERIES               DECLARED     FUND AND SERIES                 DECLARED      FUND AND SERIES                  DECLARED
---------------               --------     ---------------                 --------      ---------------                  --------
Municipal Investment Quality               California Investment Quality                 New Jersey Investment Quality
T7                            $ 96,294     W7                               $ 6,780      T7                                $ 6,708
T28                             70,746     California Income                             New Jersey Income
Municipal Income                           T7                                55,155      R7                                 69,950
M7                              77,396     R7                                80,199      New York Investment Quality
T7                              80,397     Florida Investment Quality                    F7                                  9,824
W7                              81,397     R7                                11,489      New York Income
R7                             102,124     Florida Income                                W7                                 56,807
F7                              82,227     T7                                52,762      F7                                 61,482

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Trustees and Shareholders of:

     The BlackRock Investment Quality Municipal Trust Inc., The BlackRock California Investment Quality Municipal Trust Inc., The BlackRock Florida Investment Quality Municipal Trust Inc., The BlackRock New Jersey Investment Quality Municipal Trust Inc., The BlackRock New York Investment Quality Municipal Trust Inc., BlackRock Municipal Income Trust, BlackRock California Municipal Income Trust, BlackRock Florida Municipal Income Trust, BlackRock New Jersey Municipal Income Trust and BlackRock New York Municipal Income Trust (collectively the "Trusts").

     We have audited the accompanying statements of assets and liabilities of the Trusts, including the portfolios of investments, as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods then ended, and the financial highlights for each of the years or the periods then ended. These financial statements are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Trusts as of October 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 6, 2002

DIRECTORS/TRUSTEES INFORMATION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS/TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Name, address, age         Andrew F. Brimmer                  Richard E. Cavanagh                 Kent Dixon
                           P.O. Box 4546                      P.O. Box 4546                       P.O. Box 4546
                           New York, NY 10163-4546            New York, NY 10163-4546             New York, NY 10163-4546
                           Age: 76                            Age: 56                             Age: 65
------------------------------------------------------------------------------------------------------------------------------------
Current positions held     Lead Director/Trustee              Director/Trustee                    Director/Trustee
with the Funds             Audit Committee Chairman           Audit Committee Member              Audit Committee Member
------------------------------------------------------------------------------------------------------------------------------------
Term of office and         3 years(2) / since inception(3)    3 years(2) / since inception(3)     3 years(2) / since inception(3)
length of time served
------------------------------------------------------------------------------------------------------------------------------------
Principal occupations      President of Brimmer & Company,    President and Chief Executive       Consultant/Investor. Former
during the past            Inc., a Washington, D.C.-based     Officer of The Conference Board,    President and Chief Executive
five years                 economic and financial consulting  Inc., a leading global business     Officer of Empire Federal Savings
                           firm, also Wilmer D. Barrett       membership organization, from       Bank of America and Banc PLUS
                           Professor of Economics,            1995-present. Former Executive      Savings Association, former
                           University of Massachusetts -      Dean of the John F. Kennedy         Chairman of the Board, President
                           Amherst. Formerly member of the    School of Government at Harvard     and Chief Executive Officer of
                           Board of Governors of the Federal  University from 1988-1995. Acting   Northeast Savings.
                           Reserve System. Former Chairman,   Director, Harvard Center for
                           District of Columbia Financial     Business and Government
                           Control Board.                     (1991-1993). Formerly Partner
                                                              (principal) of McKinsey &
                                                              Company, Inc. (1980- 1988).
                                                              Former Executive Director of
                                                              Federal Cash Management, White
                                                              House Office of Management and
                                                              Budget (1977-1979). Co-author,
                                                              THE WINNING PERFORMANCE (best
                                                              selling management book published
                                                              in 13 national editions).
------------------------------------------------------------------------------------------------------------------------------------
Number of portfolios       44(4)                              44(4)                               44(4)
overseen within the fund
complex
------------------------------------------------------------------------------------------------------------------------------------
Other Directorships held   Director of CarrAmerica Realty     Trustee Emeritus, Wesleyan          Former Director of ISFA (the owner
outside of the fund        Corporation and Borg-Warner        University, Trustee: Drucker        of INVEST, a national securities
complex                    Automotive. Formerly Director of   Foundation, Airplanes Group,        brokerage service designed for
                           AirBorne Express, BankAmerica      Aircraft Finance Trust (AFT) and    banks and thrift institutions).
                           Corporation (Bank of America),     Educational Testing Service (ETS).
                           Bell South Corporation, College    Director, Arch Chemicals, Fremont
                           Retirement Equities Fund           Group and The Guardian Life
                           (Trustee), Commodity Exchange,     Insurance Company of America.
                           Inc. (Public Governor),
                           Connecticut Mutual Life Insurance
                           Company, E.I. Dupont de Nemours &
                           Company, Equitable Life Assurance
                           Society of the United States,
                           Gannett Company, Mercedes-Benz of
                           North America, MNC Financial
                           Corporation (American Security
                           Bank), NCM Capital Management,
                           Navistar International
                           Corporation, PHH Corp. and UAL
                           Corporation (United Airlines).
------------------------------------------------------------------------------------------------------------------------------------
For "Interested
Director/Trustee"
Relationships, events or
transactions by reason
of which the Director/
trustee is an interested
person as defined in
Section 2(a)(19)
(1940 Act)
------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Director/Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.

(2) The Board of Directors/Trustees is classified into three classes of which one class is elected annually. Each Director/Trustee serves a three year term concurrent with the class from which he is elected.

(3) Commencement of investment operations (June 4, 1993 for the Investment Quality Trusts except for Municipal Investment Quality, which was November 19, 1992, and July 27, 2002 for the Income Trusts)

(4) The fund complex currently consists of 44 separate closed-end funds, each with one investment portfolio.

(5) For the Investment Quality Trusts except during the period, 8/12/93 through 4/15/97 and except during the period 10/31/02 through 11/02/02 for all of the Trusts.

-------------------------------------------------------------------------------  ---------------------------------------------------
                  INDEPENDENT DIRECTORS/TRUSTEES (CONTINUED)                             INTERESTED DIRECTORS/TRUSTEES(1)
-------------------------------------------------------------------------------  ---------------------------------------------------
Frank J. Fabozzi          James Clayburn La Force, Jr.  Walter F. Mondale        Ralph L. Schlosstein(1)    Robert S. Kapito(1)
P.O. Box 4546             P.O. Box 4546                 P.O. Box 4546            40 East 52nd Street        40 East 52nd Street
New York, NY 10163-4546   New York, NY 10163-4546       New York, NY 10163-4546  New York, NY 10154         New York, NY 10154
Age: 54                   Age: 73                       Age: 74                  Age: 51                    Age: 45
-------------------------------------------------------------------------------  ---------------------------------------------------
Director/Trustee          Director/Trustee              Director/Trustee         Chairman of the Board      President and
                                                                                                            Director/Trustee
-------------------------------------------------------------------------------  ---------------------------------------------------
3 years(2) /              3 years(2) /                  3 years(2) /             3 years(2) /               3 years(2) /
since inception(3)        since inception(3)            since inception(3,5)     since inception(3)         since August 22, 2002
-------------------------------------------------------------------------------  ---------------------------------------------------
Consultant. Editor of     Dean Emeritus of The John     Partner, Dorsey &        Director since 1999 and    Vice Chairman of
THE JOURNAL OF PORTFOLIO  E. Anderson Graduate          Whitney, a law firm      President of BlackRock,    BlackRock, Inc. Head of
MANAGEMENT and Adjunct    School of Management,         (December 1996-present,  Inc. since its formation   the Portfolio Management
Professor of Finance at   University of California      September 1987-August    in 1998 and of BlackRock,  Group. Also a member
the School of Management  since July 1, 1993.           1993). Formerly U.S.     Inc.'s predecessor         of the Management
at Yale University.       Acting Dean of The School     Ambassador to Japan      entities since 1988.       Committee, the
Author and editor of      of Business, Hong Kong        (1993-1996). Formerly    Member of the Management   Investment Strategy
several books on fixed    University of Science and     Vice President of the    Committee and Investment   Group, the Fixed Income
income portfolio          Technology 1990-1993.         United States, U.S.      Strategy Group of          and Global Operating
management. Visiting      From 1978 to September        Senator and Attorney     BlackRock, Inc. Formerly,  Committees and the
Professor of Finance and  1993, Dean of The John E.     General of the State of  Managing Director of       Equity Investment
Accounting at the Sloan   Anderson Graduate School      Minnesota. 1984          Lehman Brothers, Inc. and  Strategy Group.
School of Management,     of Management, University     Democratic Nominee for   Co-head of its Mortgage    Responsible for the
Massachusetts Institute   of California.                President of the United  and Savings Institutions   portfolio management of
of Technology from 1986                                 States.                  Group. Currently,          the Fixed Income,
to August 1992.                                                                  Chairman of each of the    Domestic Equity and
                                                                                 closed-end Trusts in       International Equity,
                                                                                 which BlackRock Advisors,  Liquidity, and
                                                                                 Inc. acts as investment    Alternative Investment
                                                                                 advisor.                   Groups of BlackRock.
                                                                                                            Currently President and
                                                                                                            a Trustee of each of th
                                                                                                            closed-end Trusts in
                                                                                                            which BlackRock
                                                                                                            Advisors, Inc. acts as
                                                                                                            investment advisor.
-------------------------------------------------------------------------------  ---------------------------------------------------
44(4)                     44(4)                         44(4)                    44(4)                      44(4)
-------------------------------------------------------------------------------  ---------------------------------------------------
Director, Guardian        Director, Jacobs                                       Chairman and President of  Chairman of the Hope and
Mutual Funds Group        Engineering Group, Inc.,                               the BlackRock Provident    Heroes Children's Cancer
(18 portfolios).          Payden & Rygel Investment                              Institutional Funds (10    Fund. President of the
                          Trust, Provident                                       portfolios) and Director   Board of Directors of
                          Investment Counsel Funds.                              of Anthricite Capital,     the Periwinkle National
                          Advisors Series Trust,                                 Inc. and several of        Theatre for Young
                          Arena Pharmaceuticals,                                 BlackRock's alternative    Audiences. Director of
                          Inc. and CancerVax                                     investment vehicles.       icruise.com, Corp.
                          Corporation.                                           Currently, a Member of
                                                                                 the Visiting Board of
                                                                                 Overseers of the John F.
                                                                                 Kennedy School of
                                                                                 Government at Harvard
                                                                                 University, the Financial
                                                                                 Institutions Center Board
                                                                                 of the Wharton School of
                                                                                 the University of
                                                                                 Pennsylvania, a Trustee
                                                                                 of Trinity School in New
                                                                                 York City and a Trustee
                                                                                 of New Visions for Public
                                                                                 Education in New York
                                                                                 City. Formerly, a
                                                                                 Director of Pulte
                                                                                 Corporation and a Member
                                                                                 of Fannie Mae's Advisory
                                                                                 Council.
-------------------------------------------------------------------------------  ---------------------------------------------------
                                                                                 Director and President of  Vice Chairman of the
                                                                                 the Advisor.               Advisor.


-------------------------------------------------------------------------------  ---------------------------------------------------

                           DIVIDEND REINVESTMENT PLANS
--------------------------------------------------------------------------------


     Pursuant to each Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in the respective Trust's shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

     After an Investment Quality Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, by the purchase of outstanding shares on the open market, on the Trust's primary exchange or elsewhere ("open market purchases"). The Investment Quality Trusts will not issue any new shares under the Plan.

     After an Income Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by open market purchases. If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan, however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 150 Royall Street, Canton, MA 02021 or (800) 699-1BFM.

                              INVESTMENT SUMMARIES
--------------------------------------------------------------------------------


WHO MANAGES THE TRUSTS?

BlackRock Advisors, Inc. (the "Advisor") manages the Trusts. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority-owned by The PNC Financial Services Group (NYSE: PNC), and by BlackRock employees.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trusts common shares are traded on either the New York Stock Exchange or the American Stock Exchange both of which provide investors with liquidity on a daily basis. Orders to buy or sell shares of the Trusts must be placed through a registered broker or financial advisor. The Trusts pay monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the respective Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUSTS

The Trusts employ leverage primarily through the issuance of preferred shares. Leverage permits the Trusts to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the potential benefit to the Trusts from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trusts, which can improve the performance of the Trusts in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review each Trust's use of leverage and may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUSTS

The Trusts are intended to be long-term investments and are not short-term trading vehicles.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trusts are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividends the Trusts are currently paying.

LEVERAGE. The Trusts utilize leverage through the issuance of preferred shares, which involves special risks. The Trusts net asset value and market value may be more volatile due to the use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trusts trade on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in a Trust have, a Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trusts may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. A Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trusts may invest in securities that are illiquid, although under current market conditions the Trusts expect to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in a Trust's business or management more difficult without the approval of the Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trusts may invest in securities subject to alternative minimum tax.

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BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------------------------------------------
BLACKROCK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

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BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide high current income exempt from regular Federal and California income taxes consistent with the preservation of capital.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California municipal obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income taxes. California municipal obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust, in accordance with the Trust's investment objective and policies by investing in investment grade California Municipal Obligations or other qualifying issuers. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in California municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------------------------------------------
BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal and California income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of California municipal obligations, which include debt obligations issued by the state of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal and California income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and California income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

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BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide high current income exempt from regular Federal income tax and to provide an exemption from Florida intangible personal property taxes consistent with the preservation of capital.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade Florida municipal obligations, which include debt obligations issued by the state of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax. Florida municipal obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust, in accordance with the Trust's investment objective and policies by investing in investment grade Florida Municipal Obligations or other qualifying issuers. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in Florida municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred stock. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------------------------------------------
BLACKROCK FLORIDA MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and Florida intangible personal property tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of Florida municipal obligations, which include debt obligations issued by the state of Florida, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and Florida intangible personal property tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and Florida intangible personal property tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

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BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide high current income exempt from regular Federal income tax and New Jersey gross income tax consistent with the preservation of capital.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New Jersey municipal obligations, which include debt obligations issued by or on behalf of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal income taxes and New Jersey state income tax. New Jersey municipal obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust, in accordance with the Trust's investment objective and policies by investing in investment grade New Jersey Municipal Obligations or other qualifying issuers. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of The Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New Jersey municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------------------------------------------
BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New Jersey gross income tax.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New Jersey municipal obligations, which include debt obligations issued by the state of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New Jersey gross income tax.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New Jersey state gross income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

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BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide high current income exempt from regular Federal, New York state and New York City income tax consistent with the preservation of capital.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New York municipal obligations, which include debt obligations issued by or on behalf of the state, its political subdivisions (including New York City), agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal, state and city income taxes. New York municipal obligations may be issued to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which New York municipal obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust, in accordance with the Trust's investment objective and policies by investing in investment grade New York Municipal Obligations or other qualifying issuers. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New York municipal obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trusts".

--------------------------------------------------------------------------------
BLACKROCK NEW YORK MUNICIPAL INCOME TRUST
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Trust's investment objective is to provide current income exempt from regular Federal income tax and New York State and New York City personal income taxes.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to manage its assets so that at the time of investment, at least 80% of its investments are rated at least investment grade (BBB by Standard & Poor's or Baa by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor. The Trust intends to invest primarily all of the assets in a portfolio of New York municipal obligations, which include debt obligations issued by the state of New York, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from Federal income tax and New York State and New York City personal income taxes.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor manages the assets of the Trust in accordance with the Trust's investment objective and policies by investing primarily in municipal bonds that pay interest that is exempt from regular Federal income tax and New York State and New York City personal income taxes. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of 15 years or more, but the average maturity may be shortened or lengthened from time to time depending on market conditions. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates. The difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. See "Leverage Considerations in the Trusts".

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trusts' investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts' portfolio.

     We are required by the Internal Revenue Code to advise you within 60 days of a Trust's tax year end as to the Federally tax-exempt interest dividends received by you during such fiscal year. Accordingly, we are advising you that all dividends paid by all of the Trusts (excluding New York Income, which has a July 31st, tax year end) during the tax year ended October 31, 2002, were federally tax-exempt interest dividends.

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trusts and is not intended to incorporate BlackRock's website into this report.

     Certain of the officers of the Trusts listed on the inside back cover of this Report to Shareholders, are also officers of the Advisor or Sub-Advisor. They serve in the following capacities for the Advisor or Sub-Advisor: Robert S. Kapito--Director and Vice Chairman of the Advisor and Vice Chairman of the Sub-Advisor, Kevin M. Klingert--Director and Managing Director of the Advisor and Managing Director of the Sub-Advisor, Henry Gabbay and Anne Ackerley--Managing Directors of the Advisor and the Sub-Advisor and Richard M. Shea and James Kong--Managing Directors of the Sub-Advisor.

                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares and trades on a stock  exchange.  Each
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         market price, the Trust is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. Each Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Common   shareholders   may  have  all   dividends  and
                         distributions of capital gains automatically reinvested into additional shares of their respective Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For each Trust, this is the price at which one share of a Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities and other assets held by a Trust,  including
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for each Trust is calculated weekly and published in BARRON'S on Saturday and THE
                         WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal and interest on the  tax-exempt  issue and to
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

                           BlackRock Closed-End Funds

Directors/Trustees
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito(1)
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT(1)
   Kevin M. Klingert, VICE PRESIDENT
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Sub-Advisor(2)
   BlackRock Financial Management, Inc.
   40 East 52nd Street
   New York, NY 10022

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Auction Agent(2)
   Bank of New York
   5 Penn Plaza, 13th Floor
   New York, NY 10001

Auction Agent(3)
   Deutsche Bank Trust Company Americas
   4 Albany Street
   New York, NY 10006

Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Directors/Trustees
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

BlackRockAdvisors, Inc.(4)
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
  BlackRock Municipal Income Trust
  BlackRock California Municipal Income Trust
  BlackRock Florida Municipal Income Trust
  BlackRock New Jersey Municipal Income Trust
  BlackRock New York Municipal Income Trust

Princeton Administrators, L.P.(4)
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
  BlackRock Investment Quality Municipal Trust

Prudential Investments LLC(4)
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 227-7BFM
  BlackRock California Investment Quality Municipal Trust
  BlackRock Florida Investment Quality Municipal Trust
  BlackRock New Jersey Investment Quality Municipal Trust
  BlackRock New York Investment Quality Municipal Trust

----------

(1) Laurence D. Fink has resigned his positions as Director/Trustee and Chairman of the Board effective August 22, 2002, and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of BlackRock Advisors, Inc. The Board of Directors/Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director/Trustee of the Board effective August 22, 2002.

(2)  For the Income Trusts only.

(3)  For the Investment Quality Trusts only.

(4) Provides administrative services for the Trust(s) listed directly below its name.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800) 227-7BFM.

================================================================================

This report is for shareholder information.
This is not a prospectus intended for use
in the purchase or sale of Trust shares.
Statements and other information contained
in this report are as dated and are subject
to change.                                                      [BLACKROCK LOGO]